As filed with the Securities and Exchange Commission on October 21, 2014

1940 Act File No. 811-22156

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 1

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

Exact Name of Registrant as Specified in Charter

301 Winding Road

Old Bethpage, NY 11804

Address of Principal Executive Offices

(Number, Street, City, State, Zip Code)

(212) 750-0371

Registrant’s Telephone Number, including Area Code

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to

David H. Lesser, Chief Executive Officer 410 Park Avenue, Suite 1500 New York, NY 10022 212-750-0317 with copies to:
Richard Baumann, Esq. Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York NY 10105 212-370-1300	Howard J. Glicksman, Esq. Ryley Carlock & Applewhite 1700 Lincoln Street, Suite 3500 Denver, CO 80203 303-813-6722

It is proposed that this filing will become effective (check appropriate box):

☒

 when declared effective pursuant to section 8(c)

This registration statement amendment has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940. It is not being filed under the Securities Act of 1933 and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

Millennium Investment & Acquisition Company Inc.

PART A

References to the “Company,” the “Fund,” “we,” “us,” and “our” are to Millennium Investment & Acquisition Company Inc., and are also references to, where the context so requires, Millennium India Acquisition Company, Inc., which was the name of Millennium Investment & Acquisition Company Inc. prior to a recent change of name, which is more fully described under Item 8.1, below.

Item 1.  Outside Front Cover

Not required.

Item 2.  Cover Pages; Other Offering Information

Not required.

Item 3.  Fee Table and Synopsis

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Fund.

ESTIMATED ANNUAL EXPENSES (as a percentage of net assets attributable to common stock)

Operating Expenses

 1.87%(1)

Other Expenses

 4.72%(2)

Total Annual Expenses

 6.59%

EXAMPLE:

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the table above.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	1 YEAR	3 YEARS	5 YEARS	10 YEARS

	$65	$193	$317	$609

NOTES:

(1)    We do not have an investment adviser. We are internally managed by our chief executive officer under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead, we pay the fees and expenses incurred in connection with the retention of our chief executive officer and the Board of Directors.  See “Director and Officer Compensation” under Item 18 below.

(2)    “Other Expenses” for the periods set forth above are estimated amounts based on actual expenses for the fiscal year ended December 31, 2013 and include expenses associated with our Board of Directors and administrative expenses, including our compliance with various regulations that apply to us as an investment company.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The example and expenses in the tables do not reflect one-time initial costs associated with our formation, public offering and acquisition of interests in SMC Global, as further described below. Moreover, while the example assumes, as required by the applicable rules of the Securities and Exchange Commission (the “SEC”), a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

Item 4.  Financial Highlights

Not required.

Item 5.  Plan of Distribution

Not required.

Item 6.  Selling Shareholders

Not required.

Item 7.  Use of Proceeds

Not required.

Item 8.  General Description of the Registrant

Item 8.1.  General

We are an internally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

The Company was a blank check company organized as a corporation under the laws of the State of Delaware on March 15, 2006. It was originally named Millennium India Acquisition Company Inc. The Company completed an initial public offering of its common stock in 2006.  In 2007, the Company commenced the process of acquiring minority interests in two related companies in the Indian securities industry, SMC Global Securities Limited (“SMC”) and SAM Global Securities Limited (“SAM”). On December 20, 2007, in anticipation of completing these acquisitions, the Company registered under the 1940 Act as a non-diversified, closed-end management investment company. On January 21, 2008, the Company completed the acquisitions. In 2009, SMC and SAM merged. Thereafter, the Company held substantially the same interests in the successor company, which we refer to herein as “SMC Global”, that it had held in SMC and SAM.

On August 22, 2013, Hudson Bay Partners, LP (“HBP”), a stockholder of the Company, and others, including David H. Lesser, president of HBP’s general partner, commenced a public solicitation of written consents from stockholders of the Company, seeking to replace the then-current members of the Company’s Board of Directors with a new slate of proposed directors. On October 3, 2013, HBP presented the Company with written consents from holders of a majority of the Company’s outstanding shares of common stock, replacing the then-current directors with HBP’s new slate of directors. The new Board thereafter adopted a resolution that dismissed the Company’s then-serving officers, appointed Mr. Lesser Chairman of the Board and CEO, Secretary and Treasurer, appointed new members of the audit committee and appointed former directors and officers F. Jacob Cherian and Suhel Kanuga to fill two additional directorship vacancies created by the newly appointed Board. The current Board of Directors consists of Mr. Lesser, Dionisio D’Aguilar, Jesse Derris, F. Jacob Cherian, and Suhel Kanuga.

On January 22, 2014, the Company announced the results of its 2013 Annual Meeting of Stockholders. At that meeting, the Company’s stockholders approved, among other matters: (a) the re-election of the then-sitting directors; (b) the amendment of the Company’s fundamental investment restrictions to remove the requirement that the Company invest more than 25% of its total assets in one of more businesses that have operations primarily in India, and to add the requirements that the Company invest (i) more than 25% of its total assets in the financial services industry, and (ii) more than 25% of its total assets in one or more energy infrastructure assets or businesses or alternative energy assets or businesses; and (c) the reduction of the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Prior to the meeting, the Company had notified its stockholders, in a notice dated November 22, 2013, that, 60 days after the date of the notice or as soon thereafter as practicable, the Company would eliminate the investment policy applicable to it that provided that, under normal market conditions, the Company would invest at least 80% of the value of its net assets and borrowings for investment purposes in equity securities of Indian companies or instruments that have similar economic characteristics, and in conjunction with that change in investment policy would effect a change of name to remove reference to India.

On June 11, 2014, the Company effected a short-form merger under the provisions of Section 253 of the Delaware General Corporation Law (the “DGCL”), pursuant to which the Company was the surviving corporation, and its name was changed to Millennium Investment & Acquisition Company Inc.

Item 8.2.  Investment Objectives and Policies

The Company holds a minority interest in SMC Global, an Indian securities broker. It acquired this interest pursuant to an investment strategy that focused on making investments in India, which strategy has been changed as a result of: (i) the replacement of the Board of Directors on October 3, 2013; (ii) the re-election of the new directors and the approval by the Company’s stockholders of changes to the Company’s fundamental investment restrictions as part of the 2013 Annual Meeting of Stockholders; and (iii) the notification by the Company to its stockholders dated November 22, 2013 that, 60 days after the date of the notice or as soon thereafter as practicable, the Company would eliminate the investment policy applicable to it that provided that, under normal market conditions, the Company would invest at least 80% of the value of its net assets and borrowings for investment purposes in equity securities of Indian companies or instruments that have similar economic characteristics, and in conjunction with that change in investment policy would effect a change in the name of the Company to remove reference to India.

Introduction to New Investment Strategy

Under its newly adopted investment policy, the Fund intends to invest more than 25% of its total assets in the financial services industry and more than 25% of its total assets in one or more energy infrastructure assets or businesses or alternative energy assets or businesses.  Energy infrastructure assets consist of power generation, biomass plants, storage, transportation, distribution and similar assets, including onsite power generation assets and cogeneration assets. Energy infrastructure businesses consist of businesses that develop, operate or own such assets, and businesses that provide equipment, technologies or services in support of the development, operation or ownership of such assets. Alternative energy assets consist of assets that generate power from solar, wind, hydroelectric, tidal, wave, geothermal, biomass, biofuel or similar energy sources, including assets that enable, facilitate or improve the conservation or more efficient use of energy. Alternative energy businesses consist of businesses that develop, operate or own such assets, and businesses that provide equipment, technologies or services in support of the development, operation or ownership of such assets.

Rather than concentrating its investments exclusively in equity securities of Indian companies as has been done in the past, it is the Board’s position that the Company should principally focus its new investments in the acquisition, development, management and operation of one or more energy infrastructure assets or businesses or alternative energy assets or related businesses. Such investments may include, without limitation, renewable energy generation projects, such as wind farms, solar farms, biomass plants, as well as onsite energy generation projects including solar and cogeneration projects. The Board believes that this change in the Company’s investment strategy would be an improvement over the past investment strategy, and preferable to other possible investment strategies, because it is intended to focus on improving cash flows on a per share basis, which should enhance stockholder value.

Because the Company is continuing to review its options with respect to its current sole investment asset – namely, its minority interests in SMC Global – and has not reached a conclusion as to whether it is in the best interests of the stockholders to dispose of the asset, in whole or in part, or maintain it, or on what timetable it might be appropriate to make any such changes in that investment, the Board is of the view that the new fundamental investment restriction should not dictate a particular disposition goal, method or timetable in regard to the SMC Global asset.

We expect to access potential investments under our new investment strategy through a broad network of relationships, including with developers, brokers, investment banks and private equity firms. We believe this will allow us to selectively access and acquire infrastructure and alternative energy assets and businesses that are accretive to our business plans.

The Company’s new investment strategy may take several years to implement. The investment strategy is capital-intensive and may require additional capital. The Company will seek to finance its business with a prudent capital allocation strategy intended to enhance stockholder value, consistent with applicable restrictions under the 1940 Act. The Company may employ such strategies as rights offerings to existing stockholders, “at the market offerings” and private offerings of its securities. Subject to the restrictions set forth in the 1940 Act, the Company also is evaluating incurring indebtedness and creating liquidity from its existing investment in SMC Global. We intend to employ prudent amounts of leverage, consistent with the requirements of the 1940 Act. Our debt may consist of recourse and non-recourse debt, guarantees and other types of permitted debt financing arrangements.

Notwithstanding anything herein to the contrary, the Company may not issue any senior security; borrow money or make loans; purchase or sell real estate or any interests therein; make short sales, purchase on margin or write put or call options; or purchase physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority. Currently, under the 1940 Act, the Company generally is not permitted to engage in the issuance of senior securities representing indebtedness or incur borrowings unless immediately after such issuance or borrowing the value of the Company’s total assets (including the proceeds of such issuance or borrowing) less liabilities (other than the proceeds of such issuance or borrowing) is at least 300% of the principal amount of such issuance or borrowing (i.e., such principal amount may not exceed 33-1/3% of the Company’s total assets). In addition, the Company is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the value of the Company’s total assets (including any issuance or borrowing referred to above) less liabilities (other than any issuance or borrowing referred to above) is at least 300% of such principal amount. To the extent the Company incurs a commitment and does not cover it under a reverse repurchase agreement, dollar roll, or credit default by the segregation of liquid assets equal in value to the amount of the Company’s commitment, or by entering into offsetting transactions or owning positions covering its obligations, such commitment will be treated as a senior security representing indebtedness for purposes of the requirement under the 1940 Act that the Company may not enter into any such transaction if immediately thereafter the value of the Company’s total assets (including the proceeds of such issuance) less liabilities (other than the proceeds of such issuance) exceeds 33-1/3% of the Company’s total assets. Currently, under the 1940 Act, the Company generally is not permitted to engage in the issuance of senior securities that are equity unless immediately after such issuance or borrowing the value of the Company’s total assets (including the proceeds of such issuance or borrowing) less liabilities (other than the proceeds of such issuance or borrowing) is at least 200% of the principal amount of such issuance or borrowing (i.e., such principal amount may not exceed 50% of the Company’s total assets).Currently, under the 1940 Act, the Company generally may not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company that owns all of the outstanding securities of the Company, except directors’ and qualifying shares. The Company interprets its policies with respect to issuing senior securities, borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act.

For material capital investments, disposals or contracts relating to its new investment strategy, Company management will present the transaction to the Board, or if an investment committee is established by the Board, to the investment committee. The Company does not intend to hire external managers or advisors to select and manage its new investments; however, it may use investment banks, advisers or consultants to source investments and may use custodian banks or other service providers to provide ministerial or accounting services for individual new assets or collections of new assets.

In pursuing its new investment strategy, the Company will rely on the expertise of its Chairman and CEO, Mr. Lesser. Please see Item 9.1(c) below for a summary of Mr. Lesser’s professional experience. The primary business objective behind the Company’s new investment strategy is to create long-term stockholder value.

Potential Benefits of Investing in Energy Infrastructure

Energy infrastructure assets, including alternative energy assets, typically offer potential value to investors for a number of reasons. They often have significant replacement or relocation costs. In many cases, projects are highly dependent on a specific location and cannot be relocated due to contractual issues or the impracticalities or costs of relocating, the location of rights of way or proximity to other supporting or complementary infrastructure. In some cases, the location might offer unique, site-specific natural or other resources that are particularly valuable to the project. Furthermore, user demand for energy infrastructure is often inelastic and may be positively influenced by government-mandated regulations. Energy infrastructure revenues are often supported by long-term agreements with utility companies and other customers that have strong underlying credit characteristics, which contribute to stable, long-term cash flows. We believe these attributes are some of the reasons that energy infrastructure assets, including alternative energy assets, are able to generate long-term, predictable cash flows that can be uncorrelated to the broader economy.

Market Opportunities for Investing in Energy Infrastructure

Energy infrastructure, including through alternative energy assets, provides essential services, and the relatively stable supply and demand dynamics of the energy market are expected to continue into the future.

The renewable energy market is characterized by both a large number of investment opportunities and a high velocity of transactions, as developers of generating facilities are often temporary owners of projects and institutional investors do not have available many standardized forms of investment offerings through which to gain exposure to renewable energy. Due to the large volume of transactions, as well as the ongoing state of flux of federal and other incentives for renewable energy projects, we believe there will be a significant opportunity to selectively invest in high-quality transactions and generate attractive risk-adjusted returns for our stockholders.

In connection with its new investment strategy of acquiring energy infrastructure assets, the Fund has identified and has entered into an asset purchase agreement for the potential acquisition of an activated carbon biomass plant (the “Plant”). Approximately $50 million was invested in the Plant from 2009 to 2012.  Despite commencing operations in 2011, the Plant failed to achieve full commercial operations and generate profits, and ceased operating in 2012. The Plant is currently subject to bankruptcy proceedings and the Fund has entered into an agreement with the bankruptcy trustee to purchase the Plant assets. The closing of the acquisition is subject to remaining conditions precedent and there is no assurance that any of these conditions will be met.  In the event the acquisition of the Plant is completed, the Fund intends to build on the prior investment to complete the project and see it through to commercial operation and profitability. Consistent with the restrictions of the 1940 Act, the Fund intends to finance improvements to the Plant through a combination of debt and equity, which may include a rights offering to existing stockholders.

Although the environment for building renewable energy projects can be volatile, renewable energy projects that are constructed enjoy important advantages over traditional energy generation projects. Significantly, the operating costs of renewable energy facilities are not affected by market fluctuations in the cost of fossil fuels. Furthermore, these energy facilities typically have low water usage when compared to coal, natural gas and nuclear power facilities. The combination of lower commodity and water usage results in a low correlation to global demand growth for energy commodities and water.

One alternative approach to traditional energy infrastructure is onsite, or distributed, power generation, at or near the point of use, rather than central power generation and distribution over utility power lines. In many cases, distributed generation can be more efficient than traditional centralized power generation, which can lead to attractive investment returns. The Company intends to invest in distributed generation projects, which may include distributed solar and cogeneration projects. Cogeneration projects include the installation of onsite power generating equipment that provides electricity and thermal energy recovered from the power generation process to the facility to offset other thermal energy consumption (e.g., for heating and hot water). The Chairman and CEO of the Company has extensive experience with distributed generation projects.

Differences in Expected Performance between Old and New Investment Strategies

A change in investment strategy of the sort the Company is pursuing is inherently risky, because it cannot be predicted with reliability whether the new investment strategy will lead to stockholder values superior to those achieved under the old investment strategy. However, it is the Board’s view that the current investment strategy suffers from a lack of liquidity and a difficult investment climate in India, and in Indian financial services firms in particular, and that the new investment strategy should benefit the Company by providing it with income-producing assets that are expected to have predictable cash flows.

Other Aspects of New Investment Strategy

The Company intends to acquire assets for long-term ownership and does not intend to engage in the short-term purchase and resale (or “turnover”) of investments. We may from time to time dispose of investments if, based upon management’s periodic review of our portfolio, our directors determine that such action would be in the best interests of the Company.

Prior Investments

On May 12, 2007, the Company entered into two substantially identical share subscription agreements to acquire equity interests of slightly less than 15% of each of SMC and SAM for the aggregate fixed sum of 1,638,996,077 Indian rupees (INR), or approximately $41.51 million, at the exchange rate of $1.00 = INR 39.48 as of December 18, 2007.

While Indian laws did not prohibit the acquisition of a greater than 15% interest in SMC and SAM, an acquisition of a greater than 15% interest in these entities would have presented severe obstacles to completing the share purchase transactions. Indian regulations required every company or person acquiring 15% or more of the share capital of a listed Indian company to announce an open offer, within 4 days of signing the definitive acquisition agreement, to buy at least an additional 20% of the share capital from the target company’s public shareholders. The offer had to be commenced between 49 and 59 days after signing the definitive acquisition agreement, had to be kept open for 20 days, and payment for the shares so purchased had to be made between 79 and 94 days after the signing. The shares of SMC and SAM were listed, albeit not traded, on certain of India’s regional, rather than national, stock exchanges. If the Company had decided to acquire 15% or more of the entities, the Company would have been required to commence the open offer by July 10, 2007, or 59 days after May 12, 2007, the date that the share subscription agreements were signed, and make payment under the offer by August 14, 2007. On September 30, 2007, the Company had approximately $637,000 in cash outside of the trust account to pay for the shares acquired in the open offer. Had a more than insignificant number of SMC’s and SAM’s shareholders decided to accept the open offer, the Company would not have been able to fund the purchase of such shareholders’ shares without additional financing. The Company calculated that the funds required to conduct an open offer for 20% of SMC’s and SAM’s shares would have amounted to approximately $55 million. The Company therefore decided to limit its investment in the entities to 14.9%.

In addition, under the terms of the share subscription agreements, consummation of the proposed share purchase transactions was subject to a number of conditions, including approvals from Indian regulatory authorities, receipt of the affirmative vote of the holders of a majority of shares of the Company’s publicly listed common stock, with holders of no greater than 19.99% of shares of the Company’s publicly listed common stock voting against such transactions and exercising their rights to convert their shares into a pro rata portion of the trust fund that contained substantially all of the net proceeds from the Company’s initial public offering. The Company obtained the required vote at a special meeting held January 17, 2008.

A further condition to the consummation of the proposed share purchase transactions was entry into two substantially identical shareholders agreements with the shareholders of SMC and SAM, respectively, governing the relationship among the shareholders of SMC and SAM, respectively, and between each of those companies, on the one hand, and its respective shareholders, on the other. The shareholder agreements provided the Company with several rights after the closing of the transaction, among them the right to designate one member to the Board of Directors of each of the two entities and the right of approval over a number of specified matters relating to corporate governance and conduct of business. The Company also had a right of approval over any new issuances of equity securities by the entities until the later of two years after closing or the date of initial listing on one of the two principal stock exchanges in India, the Bombay Stock Exchange and the National Stock Exchange.

On January 21, 2008, the Company completed the acquisition of a 14.75% equity interest in each of SMC and SAM for an aggregate consideration of $41,155,412. After payment of expenses and paying for the redemption of shares from stockholders who did not approve of the acquisitions and wished to redeem their shares, approximately $2.5 million remained in the form of cash or cash equivalents as of March 7, 2008. In connection with the acquisitions, Suhel Kanuga, then President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary and director of the Company, and F. Jacob Cherian, then Chairman, Chief Executive Officer and director of the Company, became members of the Board of Directors of SMC and SAM, respectively.

Further to completing the transactions, the Company registered with the SEC under the 1940 Act as a non-diversified, closed-end management investment company and obtained from the SEC an exemption from the restrictions under Section 12(d)(3) of the 1940 Act permitting the Company to invest in issuers providing securities-related services.

In 2009, SMC and SAM merged, with the successor being SMC Global.

Fundamental Investment Restrictions

The Fund is subject to certain fundamental investment restrictions that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (in the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class). Please see “Fundamental Investment Restrictions” in the Fund’s Statement of Additional Information (“SAI”).

Potential Deregistration as an Investment Company

In view of the Fund’s new strategy of investing principally in the financial services industry and in energy infrastructure and alternative energy assets, the Fund is evaluating the possibility of deregistering as an investment company under the 1940 Act. The 1940 Act imposes certain restrictions that may limit the Fund’s ability to raise additional capital to fund its new investment strategy.  Among other things, the 1940 Act and the related rules impose restrictions on the issuance of debt and equity securities, limit the extent of permissible borrowings and impose other restrictions on capital structure. In particular, a closed-end fund can have only one class of preferred stock and one class of debt securities in addition to common stock, both of which are subject to 1940 Act asset coverage requirements.

The Fund presently meets the definition of an investment company under Section 3(a)(1)(C) of the 1940 Act because more than 40% of its total assets are comprised of “investment securities” within the meaning of the 1940 Act.  However, the Fund anticipates that energy infrastructure and alternative energy assets acquired by it in the future will not constitute “investment securities,” and that upon acquisition of such assets having a sufficient value, the Fund’s ownership of “investment securities” will fall below the 40% threshold set forth in Section 3(a)(1)(C) of the 1940 Act.  If the Fund no longer meets the definition of investment company, the Fund may seek to deregister as an investment company so that it can employ capital raising strategies that are currently restricted by the 1940 Act.

Pursuant to the 1940 Act, the consent of a majority of the Fund’s outstanding voting securities will be required for the Fund to seek deregistration as an investment company.  Furthermore, the Fund will not be permitted to deregister as an investment company until the SEC, upon application by the Fund, issues an order determining that the Fund’s registration shall cease to be in effect.

Item 8.3.  Risk Factors

This section discusses the risk factors that relate to an investment in the Company, including risks related to the Company, risks related to the Company’s investment in SMC Global and risks related to the Company’s new investment strategy. You should carefully consider all of the material risks described below. If any of the following risks materialize, or if additional risks not currently known to us, or which we currently consider immaterial, have a material adverse effect on us, then our business, results of operations and financial condition could materially suffer, the trading price of our securities could decline and you could lose all or part of your investment.

Risks Related to the Company

As an investment company under the 1940 Act, we are subject to restrictions on our capital structure and our ability to engage in future transactions such as mergers or buyouts.

As a registered investment company, we are subject to the 1940 Act and the related rules, which contain detailed requirements for the organization and operation of investment companies. Among other things, the 1940 Act and the rules thereunder impose restrictions on the nature of our investments, limit or prohibit transactions with affiliates, impose limitations on the issuance of debt and equity securities, impose governance requirements, limit permissible borrowings and impose other restrictions on capital structure, require assets to be placed with an approved custodian, and place limitations on our ability to engage in future transactions such as mergers or buyouts, and to compensate key employees. Under Section 10 of the 1940 Act, we are required to have a Board of Directors comprising at least 40% disinterested directors, which among other responsibilities will hire officers, review and approve various policies, transactions and agreements and hire auditors. In addition, we provide shareholder reports on an annual and semi-annual basis pursuant to the 1940 Act and do not file quarterly reports on Form 10-Q.

We intend, however, to file unaudited financial statements of SMC Global on a quarterly basis on Form 8-K, as they are provided to us by SMC Global.

In addition, as a closed-end investment company, the market price of our common stock may be below our net asset value per share. Net asset value per share is the value of all our assets, minus any liabilities, divided by the number of outstanding shares of common stock. All or substantially all of our assets consist of our investments in equity shares that are listed on certain regional stock exchanges in India, where they do not trade. Therefore, we will not be able to use market quotations to determine the value of such equity shares, which may make selling those shares at an appropriate price more difficult.

We are subject to non-diversified fund risk.

Because the Company is a non-diversified fund, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. Currently, the Company invests substantially all of its assets in securities of SMC Global. This increased concentration in fewer issuers and assets may result in the Company’s shares being more sensitive to economic results of those issuing the securities. Furthermore, the Company does not intend to satisfy the diversification requirements associated with being a regulated investment company (“RIC”) under the Internal Revenue Code. However, to the extent we assume large positions in a few assets, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of one or more of the issuers or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our management team has limited experience managing a closed-end management investment company.

The 1940 Act imposes numerous constraints on the operations of closed-end management investment companies. See “Regulation of the Fund as an Investment Company” in our SAI. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. Furthermore, any failure to comply with the requirements imposed on closed-end management investment companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants.

We are dependent upon senior management and the Board of Directors for our future success, and if we lose any member of our senior team, our ability to achieve our investment objectives could be impaired.

Our future success depends on the continued service of our senior management and the Board of Directors. We depend in particular on our Chairman, CEO, Secretary and Treasurer, David H. Lesser, including for the identification, selection, structuring, closing and monitoring of our investments. Mr. Lesser has critical industry experience and relationships that we rely on to implement our business plan. Our senior team may have other business interests that are unrelated to the Company and to which they may dedicate a significant portion of their time. The departure of members of our senior team could have a material adverse effect on our ability to achieve our investment objectives.

Our portfolio investments for which there is no readily available market, including our equity investment in SMC Global, are recorded at fair value as determined in good faith by our Board of Directors. There is inherent uncertainty as to the value of these investments.

We primarily hold equity securities that are listed but not traded on certain of India’s regional, rather than national, stock exchanges. Therefore, the fair value of these securities is not readily determinable. We value these securities at fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments as determined under our procedures could differ significantly from the value that would have been placed on them had a ready market existed for the investments, or had other market participants owned them and valued them, and these differences could be material.

Our CEO and members of our Board of Directors own a substantial portion of our shares, which could limit your ability to influence the outcome of key transactions, including a change of control.

Our CEO and members of the Board of Directors of the Company beneficially own, in the aggregate, approximately 6.41% of the outstanding shares of our common stock. As a result, these individuals may be able to exert influence over our management and policies. Affiliates of the Company may also acquire additional shares of our equity securities in the future. Concentration of ownership could have the effect of delaying, preventing or deterring a change of control of our Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale or merger of our Company or affect the market price of our common stock.

Certain annual reports of ours that were due to be filed with the SEC in March 2014 were not filed on time, which represents a material weakness in our internal controls that we intend to remediate.

Our annual reports on SEC Forms N-SAR and N-CSR were due to be filed with the SEC in early March 2014, but were not filed on a timely basis, although they have since been filed.  The reports were not filed by their required due dates (or by the extended mid-March due dates that we secured for the reports by filing for such extensions on a timely basis) because the financial statements and related disclosures that had to be finalized before the reports could be filed were not timely finalized by management and the Company’s administrator and accountant.  As a result of the foregoing, in our annual report on Form N-CSR, we stated that our disclosure controls and procedures were not effective to provide reasonable assurance that information required to be disclosed in that report were recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and we communicated this material weakness to our independent registered public accounting firm. We intend to take the steps necessary to remediate this weakness, and to do so prior to it causing additional late filings in the future.

The Company will be taxable as a regular U.S. corporation and may be subject to special U.S. tax rules with respect to its investments in Indian companies.

The Company is not eligible to elect to be treated as a RIC, and accordingly it is treated as a regular corporation for U.S. federal income tax purposes. As a result, the Company is generally subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently, the maximum corporate federal income tax rate is 35%). In addition, it is possible that the Company’s investments in Indian companies may be (or may in the future become) subject to special U.S. tax rules under which the Company could be required to recognize taxable income prior to its receipt of cash from such investments, or to pay additional taxes or charges upon its receipt of distributions or realization of gains from such investments. For more information, please see the SAI under “Tax Status — Taxation of the Company”.

Returns on investment in Indian companies may be decreased by withholding and other taxes.

Income (including capital gains) from the Company’s investments in India may be subject to withholding or other taxes imposed by that country. Income tax treaties with India may be available to reduce Indian withholding or other taxes that may be imposed. However, there is no assurance that treaty relief will be available or that the Indian tax authorities will recognize the application of such treaties with respect to amounts paid to or for the benefit of the Company. Moreover, Indian taxes paid by, or withheld from amounts payable to, the Company with respect to income (or gains) from investments in India may not be creditable against the Company’s U.S. federal income tax liability, which could result in double taxation of such income or gains.

Risks Related to the Acquisition and Ownership of SMC Global’s Shares

If in the future 25% or less of our net assets consists of securities of SMC Global, or if we hold 7.451% or less of SMC Global’s share capital, we may no longer make public in the United States annual or quarterly financial statements of SMC Global or other material information about SMC Global.

As a registered investment company, we are not obligated to file quarterly reports on Form 10-Q. However, we have undertaken to file with the SEC, in current reports on Form 8-K, such annual and quarterly financial statements of SMC Global (with unaudited U.S. dollar translations of Indian Rupee amounts), and other material information concerning SMC Global, as is provided to us by pursuant to obligations set forth in shareholders agreements we have entered into with SMC and SAM. Our undertaking to make such filings applies only so long as more than 25% of our net assets consist of securities of SMC Global on any day during the 30 days prior to the date we receive such financial statements or other material information. The obligations set forth in the shareholders agreements that we be provided with such information will survive termination of the shareholders agreements, and will apply so long as we hold more than 7.451% of the issued and paid-up share capital of SMC Global. If in the future 25% or fewer of our net assets consists of securities of SMC Global, or if we hold 7.451% or less of SMC Global’s share capital, we may no longer provide, by means of Form 8-K filings, such annual or quarterly financial statements of, or other material information concerning, SMC Global.

SMC Global’s promoters possess significant influence over virtually all matters requiring the approval of SMC Global shareholders.

The promoters of SMC Global own a substantial portion of SMC Global’s shares. As a result of these ownership interests, the promoter group possesses significant influence over virtually all matters requiring the approval of the SMC Global shareholders, which will make it difficult for us to have any meaningful say in the outcome of such matters.

We may sell our shares only after first offering them to SMC Global’s principals, which means that we may be forced to retain our shares in situations where we would otherwise have opted for disposing of them.

The shareholders agreement we entered into requires us to offer our SMC Global shares first to the principals of SMC Global, who will have a thirty day right of first refusal to acquire such shares at our proposed sale price. Both of those requirements limit and delay our ability to sell any of SMC Global’s shares, which could cause us to miss an opportunity to sell them at a price favorable to us.

Risks Related to SMC Global’s Industry

Market downturns or disruptions resulting in reduced trading activity may harm SMC Global’s results of operations and reduce its profitability.

SMC Global’s results of operations will be affected by national and global economic and political conditions, broad trends in business and finance, fluctuations in the prices of equities, commodities and derivatives and other factors that affect the trading volumes in financial instruments in India and the level of interest in Indian business development. Low levels of trading volume, particularly in equities, will harm SMC Global’s profitability because of its high level of fixed costs. Highly volatile markets furthermore increase the risk of bad debts. Past increases in foreign investment in Indian equities have caused a rapid appreciation of Indian stock market indices and increased the risk of a “market bubble,” i.e., the overvaluation of stock. If stocks are overvalued, or if investors generally perceive them to be overvalued, stock prices could decline, leading investors to move their capital out of the equities markets. This would have a detrimental effect on stockbrokers and other intermediaries, such as SMC Global. Since a material portion of SMC Global’s revenues are derived from equity, commodities and derivatives transactions, any change in either the existing commission rates relating to these transactions or the volume of trading in equity, commodities or derivatives could have a material impact on the profitability of SMC Global.

SMC Global operates in a highly regulated industry. New rules or changes in the rules promulgated by the regulatory authorities supervising SMC Global’s activities, or changes in the interpretation or enforcement of existing laws and rules, may adversely impact SMC Global’s business, financial condition and results of operations.

SMC Global operates in a highly regulated industry. Its operations are regulated by a number of Indian agencies and other organizations, including the Securities and Exchange Board of India (“SEBI”), the exchanges of which SMC Global is a member, the Association of Mutual Funds in India (“AMFI”), the Insurance Regulatory and Development Authority (“IRDA”) and the Forward Markets Commission (“FMC”).

SMC Global’s ability to comply with applicable laws and rules is largely dependent on its internal compliance procedures, as well as on its ability to attract and retain qualified compliance personnel. Noncompliance may subject SMC to penalties, fines and the risk of civil litigation, which could have a material adverse effect on its financial condition and results of operations.

SMC Global’s activities may also be affected by changes in its regulatory environment, when the legislature or regulatory authorities pass new laws or rules or the interpretation or enforcement of existing laws and rules is changed. Any of these actions can raise the group’s compliance burden by requiring it to spend resources to adapt to the new environment, and could increase the risks of noncompliance, any of which could have a material adverse effect on SMC Global’s financial condition and results of operations.

Indian financial services providers are dependent on regulatory approvals and licenses to conduct their businesses and SMC Global may lose or be unable to renew valuable approvals or licenses.

SMC Global’s securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage activities are licensed by numerous agencies, including SEBI, the AMFI and the IRDA. If any one or more of the group’s approvals or licenses is revoked, or if the group is unable for any reason to renew an approval or license, it may be forced to cease operating in the affected business line until its approved or licensed status is reinstituted. In such a circumstance, SMC Global’s revenues would likely fall, which could have a material adverse effect on SMC Global’s financial condition and results of operations.

India’s financial services industry is highly competitive.

SMC Global faces significant competition from companies seeking to attract clients’ financial assets, including traditional and online brokerage firms, mutual fund companies and institutional players, some of which have a broader distribution network, are better capitalized or have a stronger brand name than SMC Global. As the group enters new markets, it will have to face competition from established companies. The current trend towards consolidation in the financial services industry in India could further increase competition in all areas of SMC Global’s business. Inability to compete may cause SMC Global’s revenues to decline, which could have a material adverse effect on SMC Global’s financial condition and results of operations.

Political, economic, social and other factors in India and its neighbor, Pakistan, may adversely affect SMC Global’s operations and our ability to achieve our business objectives.

Since mid-1991, the Indian government has been implementing an economic structural reform program with the objective of liberalizing India’s exchange and trade policies, reducing its fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions affecting, the private economic sector. These policies have been coupled with the express intention to redirect the government’s central planning function away from the allocation of resources and toward the issuance of specific guidelines. While the government’s policies have resulted in improved economic performance, there can be no assurance that economic performance will be sustained at acceptable levels. Moreover, there can be no assurance that India’s economic reforms will persist, or that any newly elected government will continue the program of economic liberalization of previous governments. Any change in government may adversely affect Indian laws and policies with respect to foreign investment and currency exchange, among other items. Furthermore, laws and policies affecting financial services companies, technology companies and other matters affecting investment in securities could also change. Such changes could negatively affect the general business and economic conditions in India or SMC Global’s operations specifically, any of which could in turn materially and adversely affect SMC Global.

India has experienced terrorist attacks in the recent past and religious and border disputes persist in India and remain pressing problems. For example, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, especially at a time when political conditions in Pakistan are uncertain, the results could destabilize the Indian economy and, consequently, materially and adversely affect SMC Global.

In recent years, there have also been military hostilities, political tensions and civil unrest in Afghanistan, Iraq and other Asian countries bordering or close to India. These events could adversely affect the Indian economy and, as a result, materially and adversely affect SMC Global.

The Indian financial services sector is subject to government regulations that limit foreign ownership, which may adversely affect SMC Global’s business or our ability to remain invested in SMC Global.

The Indian government regulates foreign investments in the financial services sector by periodically reviewing and adjusting the permissible amounts of foreign ownership. Any changes in rules or policy could have an adverse impact on our ability to remain invested in SMC Global.

If political relations between the U.S. and India weaken, it could make our investment in SMC Global less attractive.

The relationship between the United States and India may deteriorate over time. Changes in political conditions in India and changes in the state of Indian-U.S. relations are difficult to predict and could adversely affect our future operations or cause our investment in SMC Global to become less attractive. This could lead to a decline in our financial condition or results of operations.

Risks Related to SMC Global’s Operations

SMC Global is highly dependent on its promoters for financing and management support. Their withdrawal of support could materially reduce SMC Global’s revenues and profits and could have a material adverse effect on the Group’s financial condition.

Historically, SMC Global has been highly dependent on its promoters for its capital requirements and management. Furthermore, most of the promoters are actively engaged in the management of SMC Global’s entities. Any withdrawal of support on their part, either in terms of resources, management or both, could materially reduce SMC Global’s revenues and profits and could have a material adverse effect on its financial condition.

SMC Global is dependent on its control processes and technology systems, and systems failures could result in reduced or compromised business, reduced revenues and profits and reputational harm.

SMC Global is dependent on its technology systems to perform the critical functions of gathering, processing and communicating information efficiently, securely and without interruptions. In addition, its future success depends, in part, on its ability to make timely enhancements and additions to its technology in anticipation of client needs and demands. Failures in its control processes or technology systems could constrain the group’s ability to manage its business. Rapid increases in client demand may strain SMC Global’s ability to operate, enhance its technology or expand its operating capacity. To the extent SMC Global experiences system interruptions, errors or downtime (which could be caused by a variety of factors, including changes in client use patterns, technological failure, changes to systems, linkages with third-party systems, power failures and other factors), its business and operations could be materially and adversely affected.

Security breaches could damage SMC Global’s reputation and expose it to liability.

Because SMC Global retains confidential client information in its database, its facilities and infrastructure must remain secure. Despite the implementation of security measures, SMC Global’s infrastructure may be vulnerable to physical break-ins, computer viruses, programming errors, hacking or similar disruptions. If SMC Global’s security measures are circumvented, the security of confidential and propriety information stored on its systems could be jeopardized and its operations could be interrupted. A material security breach could damage SMC Global’s reputation and expose it to liability, and its business, revenues and profits may be materially and adversely affected, in particular because SMC Global does not carry insurance that protects it from this type of loss.

If SMC Global is unable to manage the rapid growth required by its business strategy, its revenues and profits may be lower than expected.

SMC Global has over its history experienced period of rapid growth. As part of this growth, SMC Global has had to implement new operational and financial systems and procedures and controls, expand its office facilities, train and manage its employee base and maintain close coordination among its technical, accounting, finance, marketing, sales and editorial staffs. This growth has and will continue to place a significant strain on the group’s managerial, operational, financial and technology resources. If SMC Global is unable to manage its growth effectively, its financial condition and results of operations could be adversely affected.

Further growth may require additional financing, which SMC Global might not be able to procure or procure on favorable terms. In addition, any future equity offerings by SMC Global would lead to dilution of our equity interest.

SMC Global’s growth is dependent on having a strong balance sheet to support its activities. It may need to raise additional capital from time to time, dependent on business conditions, and it may not be able to procure such additional funds, or procure them on favorable terms, due to factors beyond its control. Factors that would require SMC Global to raise additional capital could include business growth beyond what the current balance sheet can sustain, additional capital requirements imposed due to changes in regulations or significant depletion of existing capital base due to unusual business conditions or losses. Any new issue of equity or convertible securities would dilute existing shareholders, including us, and such issuance might not be done pursuant to terms and conditions favorable to us or SMC Global. In addition, any debt financing that SMC Global may decide to pursue in the future might not be entered into on terms and conditions favorable to SMC Global.

SMC Global may be unable to make desirable acquisitions or to integrate successfully any businesses that it acquires.

SMC Global’s strategy includes the search for suitable acquisition targets that it believes are a strategic fit with its business. If SMC Global acquires another company, it may not be able successfully to integrate its businesses, products, technologies or personnel without significant expenditure of managerial, operational and financial resources, and it may fail to realize the anticipated benefits of its acquisitions. Acquisitions may strain managerial and operational resources. Acquisitions may also burden SMC Global’s financial resources. All of these factors could materially and adversely affect SMC Global’s financial condition and results of operations. Finally, future acquisitions could dilute our equity interest in SMC Global, if the group decides to finance the acquisition in whole or in part with the issuance of equity.

SMC Global’s business is dependent on relationships formed between its relationship managers and its clients; any events that could harm these relationships, including the loss of any key relationship managers, could lead to a decline in revenues and profits.

SMC Global’s business is dependent on the relationship managers who tend to client relationships. SMC Global believes that, in general, having relationship managers service specific clients leads to successful long-term client relationships, a trust-based business environment and, over time, better cross-selling opportunities. However, such an approach also exposes the group to the risk of losses if key relationship managers leave the group or otherwise become ineffective in their positions. SMC Global’s revenues and profits could materially decline if a substantial number of relationship managers either become ineffective or leave the group.

SMC Global depends on its management team and the loss of key team members may adversely affect its revenues and profits.

SMC Global believes that it has a strong team of professionals overseeing the operations and growth of its businesses. If one or more members of its management team are unable or unwilling to continue in their present positions, SMC Global’s revenues and profits could decline.

SMC Global faces risks attributable to derivatives trading by clients and its risk management policies may be inadequate to deal with these risks.

SMC Global offers derivatives brokerage services. Since some derivative instruments involve the taking of leveraged positions in respect of the underlying assets, they involve a higher degree of risk, both for investors and for market intermediaries, than do traditional financial instruments, such as stocks or bonds. SMC Global may face financial losses if it fails adequately to manage the risks created by its clients’ trading in derivative instruments.

Providing margin funding exposes SMC Global to the risk of nonpayment by clients.

SMC Global expects to maintain significant extensions of credit to clients for the purchase of securities. Such clients may ultimately fail to pay what they owe the group, as a result of volatile securities markets, adverse movements in securities prices or otherwise, which may result in losses for the group. Moreover, during periods of rapidly declining markets, the value of collateral held by the group could fall below the amount of customer indebtedness thereby intended to be secured, which would result in losses for SMC Global. SMC Global’s risk management policies and procedures (such as those relating to pre-determined margin calls or collateral liquidation thresholds) may be inadequate to guard against material losses.

SMC Global is materially dependent on the continued acceptance and growth of electronic commerce and online trading in India, which is uncertain and, to a large extent, beyond the group’s control. If SMC Global does not realize benefits from its investment in electronic commerce and online trading, its financial condition and results of operations could suffer.

Electronic commerce and online trading in India is still in its infancy. In addition, many Indian consumers have deferred transacting online for a number of reasons, including the existence or perception of, among other things:

●	limited access to the Internet;
●	the absence of fully functional and secure electronic payment gateways; and
●	failures to preserve the confidentiality of commercial data such as credit card numbers.

If usage of the Internet in India for electronic commerce does not substantially increase and network infrastructures in India are not further developed, SMC Global will not realize the benefits its hopes to realize from its investments in the development of electronic commerce and online trading products and services, which could negatively affect the Group’s results of operations.

The success of SMC Global’s online brokerage business depends on its relationships with India’s Internet-enabled banks, which also compete with SMC Global.

For its online trading business to be successful, SMC Global’s clients must be able easily and quickly to execute online funds transfers to SMC Global from their bank accounts to pay for purchases of securities. Online brokerages in other countries, such as the United States, require their customers to maintain cash deposit accounts with them, and funds are automatically withdrawn from these accounts to settle customers’ stock purchases. To the extent Indian banking regulations do not allow securities brokers to pay interest on client deposit accounts, clients generally prefer to keep their cash accounts with a commercial bank until the funds are needed to execute a securities trade. To minimize credit risk, SMC Global will not execute cash stock purchases for its clients until they have transferred the requisite funds into one of its deposit accounts.

The ability to quickly and easily transfer funds to and from its clients’ bank accounts requires that SMC Global maintain good relationships with the banks holding such accounts, some of which also compete with SMC Global. If SMC Global is unable to maintain the bank relationships it needs to maintain, its online trading revenues will suffer and its results of operations may be materially and adversely affected.

SMC Global’s financial condition and results of operations may suffer if it is unable to maintain an appropriate balance between its regional offices and independent financial advisors.

SMC Global operates through a network of (i) owned regional offices and (ii) offices maintained by independent financial advisors, and strives to maintain an appropriate number of each. Failure to do so may give rise to the following risks:

In regard to regional offices:

Given the number and geographical dispersion of its regional offices, SMC Global may not be able effectively to monitor or supervise their operations, which may result in higher incidents of compliance breaches among its employees in those offices.

Evaluating proposed office sites and setting up offices requires financial and human capital. In the event that a regional office turns out to be unprofitable, SMC Global may have to close down the office. Future office shutdowns may cause SMC Global not to be able to recover the capital investment in those offices and could materially and adversely affect SMC Global’s financial condition and results of operations.

In regard to independent financial advisors:

Although independent financial advisors work under the overall supervision of SMC Global and share in its revenues, they are typically independent entrepreneurs and not employees of SMC Global. The risk that they engage in undesirable trade or market practices is generally considered to be higher than for SMC Global’s employees. In addition, business associates might act on conflicts of interest in a manner that is not in the interest of SMC Global, such as by selling financial products of one of the group’s competitors. Any of these practices could result in a loss of reputation or business for SMC Global, which could lead to a material decline in its results of operations.

Expansion by SMC Global outside of India exposes it to various risks, including the risk that it may not obtain in a timely manner requisite approvals from foreign governments.

SMC Global does not have significant experience establishing and operating offices outside of India. In order to establish and operate such offices, SMC Global requires clearances and approvals from the relevant regulatory authorities. If SMC Global does not receive such clearances or approvals, or does not receive them in a timely manner, its financial condition and results of operations could be materially and adversely affected. Establishing and operating in foreign jurisdictions also imposes additional compliance requirements on SMC Global, which increase expenses. SMC Global is also exposed to currency and political risks in those jurisdictions, as well as the management risks inherent in expanded and foreign operations.

Risks Related to Our New Investment Strategy

Our new investment strategy involves growing our asset base. Our financial condition and results of operations could be negatively affected if we fail to grow or fail to manage our growth or investments effectively.

Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in significant growth stages of development. General and administrative expenses, including expenses related to tax, legal and audit, may increase. We cannot assure you that we will be able to expand our business as intended or that any such expansion will not adversely affect our results of operations. Failure to manage our growth effectively could have a material adverse effect on our business, future prospects, financial condition or results of operations and could adversely affect our ability to successfully implement our business strategy.

We will operate in a highly competitive market for investment opportunities and we may be unable to identify and complete acquisitions of assets.

We will compete with public and private investment firms, commercial and investment banks, commercial financing companies and others to make the types of investments that we plan to make. Many of these persons are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some may have a lower cost of funds and access to funding sources that are not currently available to us. In addition, some may have higher risk tolerances or different risk assessments, allowing them to pay higher consideration, consider a wider variety of investments or establish more and better relationships than us. These competitive conditions may adversely affect our ability to make investments. Our ability to close transactions will be subject to our ability to access financing within stipulated contractual timeframes, and there is no assurance that we will have access to such financing on terms that are favorable to us, if at all.

We will need additional capital to make new investments. If additional funds are unavailable or not available on favorable terms, our ability to make new investments will be impaired.

Our business will require a substantial amount of new capital to achieve our growth plans. We may acquire additional capital through the issuance of additional common stock. Consistent with restrictions under the 1940 Act, we may also issue debt securities, other instruments of indebtedness or preferred securities, and we may borrow money from banks or other financial institutions. However, the 1940 Act imposes certain restrictions on closed-end companies like the Fund that may make it challenging for the Fund to raise sufficient additional capital to achieve its business and investment objectives.  Among other things, the 1940 Act and the related rules impose restrictions on the issuance of debt and equity securities, limit the extent of permissible borrowings and impose other restrictions on capital structure. In particular, a closed-end fund can have only one class of preferred stock and one class of debt securities in addition to common stock, both of which are subject to 1940 Act asset coverage requirements. The Fund’s ability to incur indebtedness also is restricted, as we are able to borrow only up to 50% through a preferred share issuance or 33 1/3% of the Fund’s value through a debt issuance.

Additionally, we may not be able to raise additional capital in the future on favorable terms or at all. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. In addition, as a result of issuing debt securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss, and if we issue preferred securities that rank senior to our common stock in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common stock.

Inability to access additional financing on terms that are favorable to us may materially impact our business and ability to grow and may impact the market’s perception the Company and its share price.

We may seek additional funds by issuing additional securities. Issuance of additional securities will result in dilution.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common stock to finance new investments. If we raise additional funds by issuing more of our common stock or securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

Our investment portfolio is currently concentrated in a single asset and in the future we expect to continue to have concentrated exposure to a small number of investments.

The Company currently has a single investment. As we grow, we expect our portfolio will be concentrated in a limited number of investments. An inherent risk associated with this investment concentration is that we may be adversely affected if one of our investments performs poorly or if the fair value of any one investment decreases. Financial difficulty or poor business performance on the part of any single investment will expose us to a greater risk of loss than would be the case if we were “diversified.” Furthermore, we intend to concentrate our investment activities in the energy infrastructure and alternative energy sectors, which will subject us to more risks than if we were broadly diversified across sectors. At times, the performance of the energy infrastructure and alternative energy sectors may lag the performance of other sectors or the broader market as a whole.

Energy infrastructure and alternative energy assets are subject to significant federal, state and local government regulation. Legislative, regulatory, accounting or tax changes could adversely affect us or the energy infrastructure and alternative energy industries. Costs of complying with governmental laws and regulations or responding to proceedings alleging violations of such laws or regulations, including those relating to environmental matters, could adversely affect our income and cash levels.

Energy infrastructure and alternative energy assets are subject to significant federal, state and local government regulation, including in respect of how facilities are constructed, maintained and operated, environmental and safety controls, and the prices that may be charged for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators can be subject to administrative, civil and criminal penalties, injunctions and other costs and impositions. Stricter laws, regulations or enforcement policies could be enacted in the future that could increase compliance costs and adversely affect the performance of our investments.

If the laws, regulations or other administrative decisions that impact us change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations. Actions by regulatory agencies or significant litigation against us or by us could require us to devote significant time and resources to such matters, and could lead to penalties that materially affect us and our stockholders.

If our investments do not meet our performance expectations, the cash available to meet company obligations may be impaired.

We intend to make investments that should grow cash flow per share. If these investments do not meet our performance expectations, the cash available to meet company obligations may be impaired. There can be no assurance of the actual performance of investments the Company will make and whether they will perform based on original expectations at the time of our investment decision.

Our periodically reported results may fluctuate.

We could experience fluctuations in our periodically reported operating results due to a number of factors, including the return on our current or future investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any historical period should not be relied upon as being indicative of performance in future periods.

We may not be able to sell our investments when we desire.

Investments in energy infrastructure and alternative energy assets are relatively illiquid compared to other investments. Accordingly, we may not be able to sell our investments when we desire or at prices acceptable to us. This could substantially reduce the funds available for satisfying our obligations.

We will be dependent upon key personnel for our future success.

We will be dependent on the diligence, expertise and business relationships of our management team to implement our strategy of acquiring energy infrastructure and alternative energy assets, including in particular David Lesser, our Chairman and CEO. Our management team may have other business interests that are unrelated to the Company and to which they may dedicate a significant portion of their time. The departure of one or more members of our team could have a material adverse effect on our ability to implement this strategy and on the value of our common stock.

Energy infrastructure assets may be subject to the risk of fluctuations in commodity prices and in the supply and demand of energy infrastructure consumption.

The operations and financial performance of companies in the energy infrastructure sector may be directly or indirectly affected by commodity prices and fluctuations in energy infrastructure supply and demand. Commodity prices and energy infrastructure demand fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand or supply, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Fluctuations in commodity prices may increase costs for consumers of energy and therefore reduce demand for energy infrastructure. Further, extreme price fluctuation upwards or downwards may lead to the development of alternatives to existing energy infrastructure and may impair the value of our investments.

Volatility of commodity prices or supply and demand of energy infrastructure assets may make it more difficult for companies in the energy infrastructure sector to raise capital to the extent the market perceives that their performance may be tied directly or indirectly to commodity prices. Historically, commodity prices have been cyclical and exhibited significant volatility. Should energy infrastructure companies experience variations in supply and demand as described above, the resulting declines in operating or financial performance could impact the value or quality of our assets.

Energy infrastructure investments are subject to obsolescence risks.

Energy infrastructure assets are subject to obsolescence risks that could occur as a result of changing supply and demand that could be the result of new construction, changing demographics, changing weather patterns and new technologies. In the event that any of these events occur, there may be few alternative uses for our investments, and our investments may drop in value.

Energy infrastructure investments could include significant investments in United States real estate interests.

Subject to the limitations set forth in the 1940 Act, energy infrastructure investments made by the Company could include significant investments in United States real estate assets. Non-resident aliens and foreign corporations that realize gains from the sale of shares in U.S. domestic corporations typically do not owe United States tax on those gains. However, if a non-resident alien or foreign corporation realizes gain from the sale of shares in a U.S. domestic corporation that holds significant United States real estate assets, then the gain may be subject to United States tax. For more information, please see the SAI under “Tax Status — Taxation of Non-U.S. Stockholders”.

Risks Related to Alternative Energy Investments

Certain alternative energy investments may be affected by variations in weather patterns.

Certain alternative energy investments may be subject to variations in weather patterns, including shifting wind or solar resources. Although we believe that these fluctuations will average out over time, to the extent that our projections are incorrect or weather patterns change significantly, our investments and actual realized cash flows may be adversely affected.

Alternative energy resources are complex and our investments in them will rely on long-term projections of resource and equipment availability and capital and operating costs; if our projections are incorrect, we may suffer losses.

Although the projection of alternative energy resource availability has been analyzed for decades across different geographies, technologies and topologies, the ultimate long-term projections of resource availability at a particular site, the availability of generating equipment and the operating costs required to develop the available alternative energy sources are subject to various uncertainties and rely at best on estimates and long-term projections. If these estimates or projections are materially incorrect, our investments may be adversely affected. Investments that are based on a percentage of gross revenue may also under-perform investment projections, leading to potential losses, which may impact cash flow and our stock price.

If new development of alternative energy projects slows, we may have a harder time sourcing investments.

Alternative energy projects are dependent on a variety of factors, including government renewable portfolio standard (RPS) requirements, equipment costs and federal and state incentives. Changes in some or all of these items could result in the reduced construction of renewable projects and may make it harder for us to source investments that are attractive to us, and this may have an adverse impact on our ability to implement our proposed new investment strategy. Volatility in project development and construction rates may result in uneven growth and may make it harder to predict our growth trends or patterns, which may make our stock less appealing to investors.

Investments in alternative energy may be dependent on equipment or manufacturers that have limited operating histories or financial or other challenges.

Although most wind, solar and other alternative energy projects use technology that is well understood by the market, many of technologies are undergoing rapid change and improvement and many have not been tested in operating environments for the expected durations of our expected investments. Some manufacturers are new or relatively new and may not have the financial ability to support their extended warranties. As a result, if the future performance of equipment is lower than projected, our investment returns may be lower than anticipated and our business may suffer.

The price of our common stock may fluctuate significantly as a result of our new investment strategy, and this may make it difficult for you to sell our securities at prices you find attractive.

As a smaller market capitalization company, the market value of our common stock will likely continue to fluctuate in response to a number of factors, most of which are beyond our control. The market value of our common stock may also be affected by conditions affecting the financial markets generally, including increased volatility in trading markets. These conditions may result in: (i) fluctuations in the market prices of stocks generally and, in turn, our common stock; and (ii) sales of substantial amounts of our common stock in the market, in each case to a degree that could be unrelated or disproportionate to any changes in our operating performance. Such market fluctuations could adversely affect the market value of our common stock. A significant decline in our stock price could result in substantial losses for stockholders and could lead to costly and disruptive securities litigation.

Item 8.4.  Other Policies

None.

Item 8.5.  Share Price Data

Our units commenced trading on July 20, 2006. Each unit consisted of one share of common stock and one warrant. Each warrant entitled the holder to purchase one share of common stock at $6.00 per share. On September 21, 2006, there was a voluntary separation of our units into shares of common stock and warrants. The units, common stock and warrants each traded separately on the American Stock Exchange under the symbols “MQC.U,” “MQC” and “MQC.WS,” respectively. Our warrants expired in May 2011.

The Company’s securities traded for a period on NASDAQ. On September 24, 2012, the Company announced that it was terminating its listing on Nasdaq and moving trading to the OTC Markets Group’s OTCQB marketplace (the “OTCQB”), which is an electronic trading platform and not a securities exchange. Currently, trading of the Company’s common stock continues to be reported on the OTCQB.

The following table sets forth, for the periods indicated, the range of high and low bid quotations reported on the OTCQB for the Company’s common stock, our common stock’s net asset value (“NAV”) at the time of such quotations, and the related discount or premium to NAV (expressed as a percentage) represented by the quotations.  All quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily reflect actual transactions.

Common Stock
	(in U.S. $)
	Low			High
	Bid	NAV	Premium / (Discount)	Bid	NAV	Premium / (Discount)
2012
First Quarter	$0.51	2.87	-462.75%	$0.87	2.70	-210.34%
Second Quarter	0.54	2.77	-412.96%	0.86	2.61	-203.49%
Third Quarter	0.50	2.75	-450.00%	0.92	2.65	-188.04%
Fourth Quarter	0.20	2.69	-1245.00%	0.84	2.76	-228.57%

2013
First Quarter	$0.45	2.76	-513.33%	$1.50	2.76	-84.00%
Second Quarter	0.30	2.75	-816.67%	0.89	2.75	-208.99%
Third Quarter	0.74	2.50	-237.84%	1.30	2.54	-95.38%
Fourth Quarter	0.72	1.80	-150.00%	1.40	1.85	-32.14%

2014
First Quarter	$0.90	0.82	8.89%	$1.25	0.81	35.20%
Second Quarter	$0.67	0.85	-26.87%	$1.05	0.85	19.05%
Third Quarter	$0.75	0.84	-12.00%	$0.95	0.84	11.58%

The high and low bid quotations reported on the OTCQB for the Company’s common stock as of October 16, 2014 were $0.80 and $0.80, respectively, which represents a 13.75% discount to the common stock’s NAV of $0.91 as of the same date.

As of October 6, 2014, we had 31 stockholders of record. We have never paid a cash dividend on our common stock and do not anticipate the payment of cash dividends in the foreseeable future. Historically, our shares have traded below NAV.

Item 9.  Management

Item 9.1(a).  Board of Directors

Our business is managed under the direction of the Board of Directors. Subject to the provisions of our Certificate of Incorporation, as amended (the “Certificate”), our By-laws, as amended (the “By-laws”) and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of our officers.

Item 9.1(b).  Investment Advisers

Not applicable.

Item 9.1(c).  Portfolio Management

David H. Lesser, the Fund’s Chairman and Chief Executive Officer, is primarily responsible for the day-to-day management of the Fund’s portfolio of investments. Mr. Lesser has over 26 years of experience in financial services, accounting, valuation and international businesses.

Mr. Lesser is currently, and has been for the past 18 years, president of HBP, an investment firm focused on real estate, real estate-related situations and alternative energy opportunities. Since 1995, Mr. Lesser, through HBP, has invested in numerous opportunities, including a reverse merger transaction in 1997 that led to the formation of Keystone Property Trust (NYSE: KTR) (“Keystone”). Mr. Lesser, as president of HBP, led an investor group and structured a reverse merger transaction with American Real Estate Investment Corporation (AMEX: REA) to ultimately form Keystone. The transaction involved an investment of cash, the merger of a property management company and the acquisition of a family-owned portfolio of industrial properties for ownership. In addition to initial structuring and equity investment by HBP, Mr. Lesser served on Keystone’s board of trustees until June 2000. Keystone was acquired by Prologis (NYSE: PLD) in 2004. HBP currently owns IntelliGen Power Systems, LLC (“IPS”), an alternative energy business focused on the manufacturing of cogeneration equipment. Mr. Lesser has experience in the development of alternative energy projects including onsite, or distributed, energy projects related to cogeneration, wind and solar energy sources as well as biofuel and waste-to-energy projects. Prior to forming HBP, Mr. Lesser was a director of Investment Banking at Merrill Lynch & Co.

In addition to serving as Chairman and CEO of the Company, Mr. Lesser also serves as Chairman and CEO of Power REIT, and has done so since 2011. Power REIT is a listed real estate investment trust (NYSE MKT: PW) that acquires, develops and manages real estate assets related to infrastructure and energy projects, including renewable energy generation projects such as utility-scale solar farms. Power REIT is internally managed by Mr. Lesser.

Mr. Lesser holds a Masters of Business Administration (M.B.A.) from Cornell University and a B.S. in Applied Management and Economics from Cornell University.

The SAI provides additional information about our director and officer compensation, other business activities and ownership of securities of the Company.

Item 9.1(d).  Administrators

Gemini Fund Services, LLC (“Gemini” or the “Administrator”), 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, serves as our administrator, fund accountant, and custody administrator. The Administrator provides administration and fund accounting services to the Fund. The Fund has agreed to pay the Administrator a fee of $3,000 per month for its fund administration services and $1,333 per month for its fund accounting services.   The Fund also pays certain out-of-pocket expenses and other fees to Gemini for certain compliance, reporting and fund accounting services.

Item 9.1(e).  Custodian and Transfer Agent

First National Bank of Omaha, 1620 Dodge Street, Stop 1080, Omaha, NE 68197, serves as custodian for assets of the Fund. The custodian performs custodial services on behalf of the Fund.

American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, serves as the transfer agent and registrar for our securities.

Item 9.1(f).  Expenses

The Company pays all of its own expenses, including, without limitation, salaries and benefits of its officers and employees; rent for office space; other investment research, administration and office operations costs; non-affiliated directors’ fees; transfer agent, registrar and custodian fees; preparation, printing and distribution of its proxy statements, stockholder reports and notices; auditing and legal fees; federal registration fees; stock exchange listing fees and expenses; federal, state and local taxes; brokerage commissions; and the cost of issue and sale of its securities.

Item 9.1(g).  Affiliated Brokerage

Not applicable.

Item 9.2.  Non-resident Managers

One of our directors, Dionisio D’Aguilar, is a resident of the Bahamas and not a resident of the United States, and has at least a substantial portion of his assets located outside the United States. Mr. D’Aguilar does not have an agent for service of process within the United States. If a director or officer does not have an agent for service of process within the United States, it may be difficult for investors to effect service of process upon such person in respect of court actions or other proceedings in the United States, or to effectively enforce in the United States judgments against such person, including without limitation judgments rendered by courts in the United States and judgments predicated upon civil liabilities under United States or U.S. State securities or other laws. In addition, it may be uncertain whether the courts of the Bahamas or other non-U.S. jurisdictions would entertain actions or enforce judgments against such persons, including without limitation judgments rendered by courts in the United States and actions or judgments predicated upon civil liabilities under United States or U.S. State securities or other laws.

Item 9.3.  Control Persons

No person is deemed to control us, as such term is defined in the 1940 Act.

Item 10.  Capital Stock, Long-Term Debt, and Other Securities

DESCRIPTION OF SHARES

In our initial public offering, we issued units, with each unit consisting of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock. We registered 9,775,000 units that consisted of 9,775,000 shares of common stock and 9,775,000 warrants, with 9,775,000 shares of common stock underlying the warrants, and one unit purchase option (“UPO”) that consisted of 850,000 shares of common stock and 850,000 warrants, with 850,000 shares of common stock underlying the warrants, with the SEC under the Securities Act. On July 25, 2006, we completed our IPO of 7,250,000 units at a price of $8.00 per unit. Our warrants expired in May 2011.

As of October 16, 2014, there were 8,219,875 shares of the Company’s common stock outstanding. Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders, other than our initial stockholders, have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust account (including the portion representing the underwriters’ deferred fee and the deferred portion of the representative’s non-accountable expense allowance), if they voted against our initial business combination as approved and completed. Public stockholders who convert their stock into a pro rata share of the trust account still have the right to exercise the warrants that they received as part of the units.

There are no outstanding shares of preferred stock. The Certificate of Incorporation authorizes the issuance of 5,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by our Board of Directors. Our Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of common stock. Preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Set forth below is a table showing our outstanding classes of capital stock as of December 31, 2013, and thereafter a textual description as to how the number of our authorized shares has changed following December 31, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	45,000,000	0	8,219,875
Preferred Stock	5,000	0	0

On March 4, 2014, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

DIVIDENDS

We have not paid any dividends on our common stock to date and the payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of our Board of Directors. It is the present intention of our Board of Directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

SHARES ELIGIBLE FOR FUTURE SALE

All of our outstanding shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by an affiliate of ours within the meaning of Rule 144 under the Securities Act.

SEC POSITION ON RULE 144 SALES

The SEC has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a business combination, would act as an “underwriter” under the Securities Act when reselling the securities of a blank check company acquired prior to the consummation of its initial public offering. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.

REPURCHASE OF COMMON SHARES

The Company is a closed-end investment company and as such its shareholders will not have the right to cause the Company to redeem their shares. Instead, the shares of common stock will trade in the open market at a price that will be a function of factors relating to the Company such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Company’s portfolio holdings, regulations affecting the timing and character of Company’s distributions, Company expenses and other factors) portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Company’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Company’s Board of Directors regularly monitors the relationship between the market price and net asset value of the shares of common stock. If the shares of common stock were to trade at a substantial discount to net asset value for an extended period of time, the Board of Directors may consider the repurchase of its shares of common stock on the open market or in private transactions, or the making of a tender offer for such shares. The Company cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount.

NET ASSET VALUE

The net asset value (“NAV”) per share is equal to the value of our total assets minus liabilities divided by the total number of shares of common stock outstanding. Unless otherwise determined by the Board of Directors, the Fund’s net asset value is computed as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) (the “Valuation Time”) on any day net asset value is calculated. To compute net asset value on any day, management shall value all fund assets and liabilities at the Valuation Time. However, for investment or administrative reasons, management may value particular securities at the Valuation Time, such as U.S. government securities, money market instruments, and foreign securities (such as its interest in SMC Global), based on information determined before the Valuation Time.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors.

Except as otherwise specifically provided in the valuation procedures, the Fund will value portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on our assets by other market participants, and the differences could be material.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. We primarily hold securities that are listed, but not traded on certain of India’s regional stock exchanges. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formula produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of the issuer; (9) general information concerning the issuer’s business including, without limitation, material developments in product development, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of the issuer; (13) The market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) in the case of securities that trade primarily in markets that close before the Valuation Time, financial market or other developments that occur after such market close but before the Valuation Time; (19) changes in interest rates; (20) observations from financial institutions; (21) government (U.S. or non-U.S.) actions or pronouncements; (22) other news events; (23) for securities traded on non-U.S. markets, the value of non-U.S. securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (24) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all other securities held by the Fund other than the shares of SMC Global, if applicable, when market quotations or other information used in valuing such securities is not readily available or current or otherwise appropriate, management may be required to supply a “missing price” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. In prior periods, management has also engaged the services of third-party vendors to assist it. Management may at times believe that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. dollars daily at the Valuation Time. Management is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the Valuation Time.

In determining the fair value of securities held by the Fund, no single factor is determinative. Each director may have accorded a different weight, or no weight, to different factors, and, thus, each director may have had a different basis for his ultimate determination of value.

FEDERAL INCOME TAX MATTERS

Please see “Tax Status” in the SAI.

Item 11.  Defaults and Arrears on Senior Securities

Not applicable.

Item 12.  Legal Proceedings

Not applicable.

Item 13.  Table of Contents of the Statement of Additional Information

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF ADDITIONAL INFORMATION

October 21, 2014

Item 14.  Cover Page

References to the “Company,” the “Fund,” “we,” “us,” and “our” are to Millennium Investment & Acquisition Company Inc., including prior to the time as of which such entity changed its name from Millennium India Acquisition Company, Inc.

We are an internally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus and should be read along with the balance of Amendment No. 1 to the Company’s Registration Statement on Form N-2, on file with the Securities and Exchange Commission (the “SEC”) and dated the same date as this SAI.  A copy of the prospectus may be obtained without charge by calling (212) 750-0371 or by written request to the Fund at 301 Winding Road, Old Bethpage, NY 11804. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

Item 15.  Table of Contents

Item 16.  General Information and History

See Items 8.1 and 8.2, above, in this registration statement amendment.

Item 17.  Investment Objective and Policies

See Item 8.2, above, in this registration statement amendment. In addition, please see the information provided below.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (in the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class).

The Fund may not:

1.

Issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

2.

Make short sales, purchases on margin or write put and call options, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

3.

Borrow money, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

4.

Act as an underwriter of securities within the meaning of the Securities Act of 1933 (the “Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction; except that the Fund will invest more than 25% of its total assets in the financial services industry and will invest more than 25% of its total assets in one or more energy infrastructure assets or businesses or alternative energy assets or businesses. Energy infrastructure assets consist of power generation, biomass plants, storage, transportation, distribution and similar assets, including onsite power generation assets and cogeneration assets. Energy infrastructure businesses consist of businesses that develop, operate or own such assets, and businesses that provide equipment, technologies or services in support of the development, operation or ownership of such assets. Alternative energy assets consist of assets that generate power from solar, wind, hydroelectric, tidal, wave, geothermal, biomass, biofuel or similar energy sources, including assets that enable, facilitate or improve the conservation or more efficient use of energy. Alternative energy businesses consist of businesses that develop, operate or own such assets, and businesses that provide equipment, technologies or services in support of the development, operation or ownership of such assets.

6.

Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, the Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

7.

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

8.

Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of such principal amount.

To the extent that the Fund does not cover its commitment under a reverse repurchase agreement, dollar roll, or credit default by the segregation of liquid assets equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations, such instrument will be treated as a senior security representing indebtedness (“borrowing”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act.

Currently, under the 1940 Act, the Fund generally may not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to shares of the Fund, means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time a transaction is entered into.

Historically, the Fund’s sole investment asset has been its minority stock ownership interest in SMC Global.  However, in view of the Fund’s new investment policy, the Board is evaluating whether or not to hold or dispose of its shares in SMC Global, and on what timetable it might be appropriate to make any changes in its investment position in SMC Global.

On December 12, 2013, the Fund announced that it sold 1,131,345 shares of its investment in SMC Global at a price of INR 75 per share to a private company based in India that is an existing owner of SMC Global stock.  At the then current exchange rate of INR 62 per USD, this translated to total consideration of $1,376,889 to the Fund.  Immediately following the sale, the Fund owned 14,736,035 shares of SMC Global.

On October 15, 2014, SMC Global informed the Fund that it was seeking to complete another public offering.  In addition, SMC Global indicated that it was attempting to have its securities listed on a primary securities exchange in India.  Depending on market conditions, SMC Global has indicated to the Fund that the Fund may have an opportunity to participate in the offering of SMC Global if completed, or, alternatively, may determine to reduce its ownership in SMC Global if SMC Global again becomes an Indian exchange traded company.

Item 18.  Management

Directors and Officers

Our business is managed under the direction of the Board of Directors. Subject to the provisions our Certificate of Incorporation, as amended (the “Certificate”), our By-laws, as amended (the “By-laws”) and Delaware law, the directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of our officers.

The directors and officers of the Company, their ages, the position they hold with the Company, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that each director oversees and any other directorships held by each director are listed in the tables immediately following. Except as shown, each director’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium Investment & Acquisition Company Inc., 301 Winding Road, Old Bethpage, NY 11804.

Mr. Arun Mittal, who was one of the five director nominees who took office as the new Board of Directors on October 3, 2013 pursuant to the written consent of a majority of stockholders, as publicly solicited by HBP, resigned from the Board on February 10, 2014. Mr. Mittal, 37, had been treated as an Interested Director by virtue of the fact that Mr. Lesser was Mr. Mittal’s superior at another company, Power REIT, where Mr. Mittal served as Executive Vice President. Mr. Habib Yunus, who was one of the other director nominees who took office as the new Board of Directors on October 3, 2013 pursuant to the written consent of a majority of stockholders, resigned from the Board effective March 4, 2014. Mr. Yunus, 37, had been an Independent Director.

Independent Directors(a)

Name, Age, Address(b)	Positions with Company	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in the Fund Complex(c) Overseen by Director	Other Public Directorships Held by Director, Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Dionisio D’Aguilar, 48(d)	Independent Director	Took office October 3, 2013 by means of written consent of majority of stockholders	President and CEO of Superwash Limited since 1993	1

Director of Bahamar since 2011; Chairman of the Board of AML Foods Limited since 2009; Chairman of the Board of Insurance Company of The Bahamas Limited since 2008; Director of J.S. Johnson and Company Limited since 2006

Significant board experience, including as a board member of private companies; significant business and finance experience in strategic financial and operations management positions in a variety of industries; accounting experience in a global accounting firm; Certified Public Accountant (inactive); Audit Committee financial expert.

Jesse Derris, 33	Independent Director	Took office October 3, 2013 by means of written consent of majority of stockholders	CEO of Derris & Company since 2012; from 2005-2012, held various positions with Sunshine Sachs	1	None	Significant experience related to public relations for public and private companies and individuals; significant business and management experience.

Interested Directors(a)

Name, Age, Address(b)	Positions with Company	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in the Fund Complex(c) Overseen by Director	Other Public Directorships Held by Director, Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
David H. Lesser, 48	Interested Director(e), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners, LP since 1995	1	Chairman of Power REIT (NYSE MKT: PW); Trustee of the Town Hall in New York City; Director of eLab Incubator and Student Agencies Foundation

Significant board experience, including as a board member of public and private companies; significant business, investing and finance experience in a variety of industries;  background in investment banking.

F. Jacob Cherian, 47	Interested Director(e)	Elected director annually since inception of Company; removed October 3, 2013 by means of written consent of majority of stockholders; appointed by Board to new directorship October 3, 2013	Officer of the Company until October 3, 2013; private investor; during 1995-1999 and 2001-2005, Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly Partner, Computer Sciences Corporation, and Director, KPMG LLP / KPMG Consulting	1	Director, SMC Global and predecessor, since January 2008	Significant business and finance experience with a focus on investments in India.

Suhel Kanuga, 38	Interested Director(e), Chief Compliance Officer	Elected director annually since inception of Company; removed October 3, 2013 by means of written consent of majority of stockholders; appointed by Board to new directorship October 3, 2013 and also serves as Chief Compliance Officer	Private investor; Formerly Principal, Computer Sciences Corporation, and Manager, KPMG LLP	1	Director, SMC Global and predecessor, since January 2008	Significant business experience with a focus on investments in India.

Officers

Name, Age, Address(b)	Positions with Company	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in the Fund Complex(c) Overseen by Officer	Other Public Directorships Held by Officer, Past Five Years
David H. Lesser, 48	Interested Director(e), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners, LP since 1995	1	Chairman of Power REIT (NYSE MKT: PW); Trustee of the Town Hall in New York City; Director of eLab Incubator and Student Agencies Foundation
Suhel Kanuga, 38	Interested Director(e), Chief Compliance Officer	Elected director annually since inception of Company; removed October 3, 2013 by means of written consent of majority of stockholders; appointed by Board to new directorship October 3, 2013 and also serves as Chief Compliance Officer	Private investor; Formerly Principal, Computer Sciences Corporation, and Manager, KPMG LLP	1	Director, SMC Global and predecessor, since January 2008

NOTES:

(a) “Independent Directors” are directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company and “Interested Directors” are directors who are “Interested Persons” of the Company.

(b) The address of each director and officer is in care of the Company at 301 Winding Road, Old Bethpage, NY 11804.

(c) The term “Fund Complex” refers to the Company and no other registered investment companies.

(d) Dionisio D’Aguilar is a resident of the Bahamas and does not have an agent for service of process within the United States. See Item 9.2, above, in this registration statement amendment.

(e) Mr. Lesser is an “Interested Person” by virtue of his position as an officer. Each of Messrs. Cherian and Kanuga is an “Interested Person” by virtue of his position as an officer within the past two years.

Information About Directors’ Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Directors are shown in the tables above.  The Board believes that Directors need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Directors has these abilities. Experience relevant to having these abilities may be achieved through a Director’s educational background; business, professional training or practice; experience from service as a board member (including the Board) or as an executive officer; experience with private or not-for-profit entities or other organizations; and/or other life experiences. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate.

Board Leadership Structure

David H. Lesser has served as Chairman of the Board since October 3, 2013. He is an Interested Person of the Company as defined in section 2(a)(19) of the 1940 by virtue of his position as an officer of the Company. The Chairman is typically responsible for (a) chairing Board meetings, (b) setting the agendas for those meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. Since October 3, 2012, Mr. Lesser has also served as the CEO of the Company. Generally, the Company believes it best to have a single leader who is seen by stockholders, business partners and other stakeholders and counterparties as providing strong leadership. In addition to the foregoing roles, since October 3, 2013 Mr. Lesser has served as Company Secretary and Treasurer.

The Company does not have a lead independent director, which the Company believes is appropriate given (i) its belief  that its Chairman, together with the New Audit Committee (as described below under “Audit Committee”), the Independent Directors and the full Board of Directors, provide effective leadership to serve the interests of stockholders; (ii) the fact that the Independent Directors will meet in executive session at each Board meeting and no less than annually; (iii) the fact that the Chairman controls less than 5% of the Company’s outstanding voting securities; (iv) the fact that Company shareholders have recently replaced the Board with new members by means of written shareholder consents, thereby demonstrating the utility of the Company’s current governance arrangements in projecting stockholder views at the Board level; and (v) the fact that the Board has only five members and therefore, in the Company’s view, does not need additional structural mechanisms in order to help ensure free and open communication among all the directors.

Board Risk Oversight

The Board is responsible for overseeing risk management, and the full Board regularly, and on an ad hoc basis when necessary, engages in risk management reviews and discussions and receives compliance and other reports from its relevant service providers. The full Board receives compliance reports from Mr. Kanuga, in his role as Chief Compliance Officer, at meetings and on an ad hoc basis, when and if necessary. In addition, in its role, the audit committee considers financial and reporting risks and raises them with the full Board when necessary. The Board believes that its oversight of material risks is adequately maintained.

Committees of the Board of Directors

Audit Committee

The Company has enacted an audit committee charter and, pursuant to that charter, constituted an audit committee comprised of directors who are not “Interested Persons” of the Company as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (2) to assist in the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Company’s independent registered public accounting firm.

The Company’s audit committee, as constituted prior to October 3, 2013 (the “Old Audit Committee”) met twice during the Company’s last fiscal year, prior to October 3, 2013. The Company’s audit committee has, since October 3, 2013, had a new membership (the “New Audit Committee”). The New Audit Committee has met once since October 3, 2013, addressing, among other matters, the issuance of the Company’s audited financial statements for the fiscal year ended December 31, 2013. The New Audit Committee currently consists of Messrs. D’Aguilar and Derris.

Nominating and Compensation Committee

There is no legal requirement for an unlisted investment company to have a nominating or compensation committee. Nevertheless, the Company chartered a combined nominating and compensation committee in 2008. That committee has not met recently, including in the last fiscal year. Following the change of directors on October 3, 2013, this committee has had no formally appointed members. The new directors are considering whether there is a need for such committee. If they conclude there is such a need, they shall formally appoint committee members.

The guidelines for selecting nominees, which are specified in the Nominating and Compensation Committee Charter, generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the Board of Directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. The Nominating and Compensation Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. The Nominating and Compensation Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The Nominating and Compensation Committee does not distinguish among nominees recommended by shareholders and other persons. Company security holders are welcome to recommend director nominees to the Company, and may do so by communicating with the Chairman of the Board or any other Board member c/o Millennium Investment & Acquisition Company Inc., 301 Winding Road, Old Bethpage, NY 11804.

Director Securities Ownership

The following table sets out the dollar range of equity securities in the Fund beneficially owned by each of the Fund’s Directors.

Name of Director	Dollar Range of Equity Securities in the Fund (1) (2)
David H. Lesser*	Over $100,000
F. Jacob Cherian*	Over $100,000
Suhel Kanuga*	Over $100,000
Dionisio D’Aguilar	None
Jesse Derris	None
*	Interested Director of the Company. Each other director named is an Independent Director of the Company.
(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the high bid quotation reported on the OTCQB for the Fund’s common stock on October 16, 2014, which was $0.80 per share.

 Director and Officer Compensation

Historically, the Company has reimbursed directors for their expenses relating to Board service and paid remuneration to directors and officers, although it has not had a bonus, pension, profit-sharing or retirement plan. Following the change of directors on October 3, 2013, the new Board has determined to pay the two new members of the Board $4,000 per annum and to reimburse them for expenses related to attending Board meetings and their participation as members of the Board. In addition, the Company has two officers: Mr. Lesser, who serves as CEO, Treasurer and Secretary, and Mr. Kanuga, who serves as Chief Compliance Officer. The Board has determined to pay Mr. Lesser an annual fee of $120,000, which is payable monthly in cash. Mr. Kanuga has agreed to serve in his position without compensation. The foregoing remuneration and compensation amounts and expense reimbursement policy has gone into effect as of October 4, 2013 and shall apply on an ongoing basis unless and until modified by the Board. The Board expects to review these amounts and policies when appropriate based on the activities of the Company, and no less than annually commencing in early 2015.

The aggregate amount of compensation paid by the Company to each director for the fiscal year ended December 31, 2013 was as follows:

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits from the Company upon Retirement	Total Compensation from the Company and the Fund Complex Paid to Directors
David H. Lesser	$30,000	None	None	$30,000
Arun Mittal	None	None	None	None
Habib Yunus	None	None	None	None
Dionisio D’Aguilar	None	None	None	None
Jesse Derris	None	None	None	None
F. Jacob Cherian	$250,000	None	N/A	$168,750
Suhel Kanuga	$250,000	None	N/A	$168,750

The aggregate amount of compensation scheduled to be paid to Messrs. Cherian and Kanuga in 2013, as the Company’s officers, was $250,000 each, for a total of $500,000. In each year from 2009 to 2013, Messrs. Cherian and Kanuga both voluntarily deferred between 20% and 100% of their annual compensation, pending the occurrence of a defined liquidity event for the Company. As a result, as of June 30, 2013, Messrs. Cherian and Kanuga were each owed $525,000, or an aggregate of $1,050,000. On October 3, 2013, HBP presented the Company with written consents from holders of a majority of the Company’s outstanding shares of common stock, replacing the then-current directors with HBP’s new slate of directors. Since that date, Mr. Cherian no longer serves as an officer of the Company; and Mr. Kanuga has served in only one officer capacity, as Chief Compliance Officer, and has waived compensation related to serving in that capacity. In addition, on October 3, 2013, each of Messrs. Cherian and Kanuga executed a written release agreement with the Company, in which they agreed to forego all their deferred compensation. The Company filed copies of the written releases publicly with the SEC, as exhibits to the Company’s Current Report on Form 8-K dated October 4, 2013.

No amounts have been paid to either Mr. Cherian or Mr. Kanuga in respect of rent for any office or mailing address of the Company. Prior to October 3, 2013, the Company rented a small office suite at 410 Park Avenue in New York City for approximately $2,800 per month, and used 330 E. 38th Street, Suite 30F, in New York City as a mailing address without paying anyone for such use of such address. Since October 3, 2013, the Company has kept the office suite, at the same rent, but has designated 301 Winding Road, Old Bethpage, NY 11804, where Mr. Lesser already maintains offices, as its principal executive offices and uses that address as its mailing address. The Company does not pay for the use of 301 Winding Road. The Company will from time to time consider whether or not to keep the 410 Park Avenue office based on the then-current needs of the Company and its activities.

Related Party Transactions

Subject to applicable restrictions under the 1940 Act, the Company may from time-to-time enter into transactions with a director, officer or employee, or transactions in which such a person (or one or more of such person’s family members, household members or entities with which such person is affiliated or by which such person is employed) has a direct or indirect material financial interest; provided, however, that in each such case such interests shall have been disclosed to the directors of the Company and a majority of the disinterested directors shall have approved such transaction as being on terms substantially equivalent to those reasonably to be expected in a similar, arm's-length transaction with an unrelated party, and in the interests of the Company.

Code of Ethics

We have adopted a code of ethics governing personal trading activities of, as applicable, all directors, officers and employees of the Fund who are “access persons” of the Fund as defined in Rule 17j-l under the 1940 Act. Such persons are prohibited from effecting certain transactions, including acquisition of certain securities held by the Fund.

However, the employees, officers and directors of the Fund are not obligated to devote their full time to the Fund, but will devote such time as they deem necessary to carry out the operations of the Fund effectively. The employees, officers and directors of the Fund may have investments or other interests in other companies or funds that have investment objectives similar to the Fund. This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the Fund.

We have developed procedures for the administration of the code of ethics. The code of ethics is available online or downloaded from the EDGAR database on the SEC’s Internet web site, at www.sec.gov. You will also be able to review and copy this document by visiting the SEC’s Public Reference room in Washington, DC. Information on the operation of the Public Reference room may be obtained by calling the SEC at (202) 551-8090. In addition, you will be able to obtain copies of the code of ethics, after paying a duplicating fee, by writing to the SEC’s Public Reference section, Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

Proxy Voting Policy

The Board of Directors of the Fund has adopted a policy with respect to the Fund’s voting of proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders in accordance with those policies. From time to time, individuals involved in the proxy voting process may have personal relationships with people connected to the portfolio company, including (a) individual members of the Board of Directors, (b) candidates for the Board of Directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The Fund has adopted procedures designed to hand over the proxy voting responsibility to a different officer or to an independent director of the Fund in the event that such conflicts of interest arise in a particular proxy vote. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling the Company at (212) 750-0371 and on the SEC website at www.sec.gov.

Regulation of the Fund as an Investment Company

On December 20, 2007 we registered under the 1940 Act as a non-diversified, closed-end management investment company.

As a registered investment company, we are subject to the 1940 Act and the related rules, which contain detailed requirements for the organization and operation of investment companies. SMC Global’s activities include securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage, among others, and SMC Global derives more than 15 percent of its gross revenues from related securities activities. Because of the foregoing, and the fact that we currently invest all or substantially all of our assets in SMC Global, we would not have been able to consummate the acquisition of securities of SMC Global unless the SEC permitted us to do so pursuant to an exemptive order, which was granted on January 16, 2008 prior to the consummation of the transactions.

Among other things, the 1940 Act and the related rules impose restrictions on the nature of our investments, limit or prohibit transactions with affiliates, impose limitations on the issuance of debt and equity securities, impose governance requirements for the board and officers, limit the extent of permissible borrowings and impose other restrictions on capital structure, require assets to be placed with an approved custodian and place limitations on our ability to engage in future transactions such as mergers or buyouts and to compensate key employees. Although a closed-end mutual fund can be leveraged, it is permitted to issue senior securities only in limited circumstances. A closed-end fund can have only one class of preferred stock and one class of debt securities in addition to common stock, both of which are subject to 1940 Act asset coverage requirements. We are able to borrow up to 50% of the Fund’s value through a preferred share issuance or 33 1/3% through a debt issuance. We are required to have a Board of Directors comprised of at least 40% disinterested directors. Among other responsibilities, our Board of Directors hires officers, reviews and approves various policies and transactions including, among others, procedures to value our assets, a code of ethics and various compliance procedures.

The shareholder agreements with SMC Global provided that, thereafter, if we elect to sell all or any portion of such shares, the proposed shareholders agreement we would first offer such shares to the principals of SMC Global, who would have had a thirty day right of first refusal to acquire such shares at our proposed sale price. In addition, the shareholders’ agreements provide that if the principals of SMC Global sell all or a significant portion of their equity interests in SMC Global, we have the right, under certain circumstances, to compel the purchaser to acquire a proportionate number of our shares of SMC Global on the same terms. However, because we are an investment company, the principals of SMC Global are not able to exercise their right of first refusal under the shareholders’ agreements, nor are we able to exercise our option to sell all of our SMC Global shares to the promoters. Both of these transactions are prohibited by the 1940 Act because the parties are affiliates of affiliates under the 1940 Act.

Furthermore, we have requested and received an exemption from the provisions of Section 12(d)(3) of the 1940 Act from the SEC. Section 12(d)(3) prohibits an investment company from investing in issuers that engage in securities-related activities, which include activities as a broker, a dealer or an underwriter. An exemption from the general prohibition permits an investment company to acquire any security of an issuer that derives more than 15 percent of its gross revenues from securities-related activities, if immediately after the acquisition, the investment company has not invested more than 5 percent of the value of its total assets in securities of that issuer and does not own more than 5 percent of the outstanding securities of that class of the issuer’s equity securities.

As a registered investment company, we will provide shareholder reports on an annual and semi-annual basis pursuant to the 1940 Act.

In addition, we have undertaken to file with the SEC, in current reports on Form 8-K, such annual and quarterly financial statements of SMC Global (with unaudited U.S. dollar translations of Indian Rupee amounts), and other material information concerning SMC Global, as is provided to us by pursuant to obligations set forth in shareholders agreements we have entered into with SMC and SAM. Our undertaking to make such filings applies only so long as more than 25% of our net assets consist of securities of SMC Global on any day during the 30 days prior to the date we receive such financial statements or other material information. The obligations set forth in the shareholders agreements that we be provided with such information will survive termination of the shareholders agreements, and will apply so long as we hold more than 7.451% of the issued and paid-up share capital of SMC Global. If in the future 25% or fewer of our net assets consists of securities of SMC Global, or if we hold 7.451% or less of SMC Global’s share capital, we may no longer provide, by means of Form 8-K filings, such annual or quarterly financial statements of, or other material information concerning, SMC Global.

Although we are a registered investment company, we are not eligible to elect to be treated and qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, we continue to be subject to federal income tax as a corporation. As a Delaware corporation, we hold annual shareholders’ meetings.

Among other restrictions, with respect to our capital structure, the 1940 Act generally prohibits us from selling our common stock at a price below the then-current net asset value of such stock. A sale below net asset value is permitted with the consent of a majority of common stockholders.

The Fund is evaluating the possibility of deregistering as an investment company under the 1940 Act. Pursuant to the 1940 Act, the consent of a majority of the Fund’s outstanding voting securities will be required for the Fund to seek deregistration as an investment company.  Furthermore, the Fund will not be permitted to deregister as an investment company until the SEC, upon application by the Fund, issues an order determining that Fund’s registration shall cease to be in effect.

Item 19.  Control Persons and Principal Holders of Securities

No person is deemed to control us, as such term is defined in the 1940 Act.

Based on information provided by the Company’s transfer agent, as of October 6, 2014, Cede & Co. held of record approximately 89.77% of the Company’s outstanding common stock, and no other person held of record 5% or more of the outstanding shares of the Company’s common stock. Based on information obtained by reviewing public filings required by the SEC on Forms 3, 4 and 5 and Schedules 13D and 13G, persons beneficially owning 5% or more of the Company’s common stock have reported their ownership of Company shares as indicated below. The most recent filing by a person beneficially owning 5% or more of the Company’s common stock was made on Schedule 13D on August 22, 2013. Unless otherwise indicated, to our knowledge, each person named below has sole voting and investment power with respect to the shares beneficially owned by it, except to the extent authority is shared by spouses under applicable law or as otherwise disclosed in their respective public filings.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Beneficial Ownership
Fir Tree Master Value Fund, LP and Fir Tree Capital Opportunity Master Fund, LP(1)	1,370,692	16.7%
Sanlam Investment Holdings Ltd.(2)	1,360,391	16.55%

NOTES:

(1)

Based on information contained in Form 3 jointly filed by Fir Tree, L.L.C., Fir Tree, Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman on January 28, 2008 and February 10, 2012. Fir Tree, L.L.C. is the general partner of Fir Tree Value Master Fund, LP, a Cayman Islands exempted limited partnership (“Fir Tree Value”). Camellia Partners, LLC is the general partner of Fir Tree Capital Opportunity Master Fund, LP, a Cayman Islands exempted limited partnership (“Fir Tree Capital Opportunity”). Fir Tree, Inc. is the investment manager of both Fir Tree Value and Fir Tree Capital Opportunity.

(2)

Based on information contained in a Schedule 13D/A jointly filed on April 9, 2010, by Sanlam Investment Holdings Ltd, Sanlam International Investment Partners Limited, and Sanlam Limited, who share voting and investment control over these securities.

As of October 16, 2013, the Company’s directors and executive officers, as a group, owned approximately 6.41% of the Company’s outstanding common stock, and individually owned such common stock as follows:

Name	Shares of Common Stock Owned	Percentage of Common Stock Owned
David H. Lesser	185,299	2.12%
F. Jacob Cherian	170,915	2.08%
Suhel Kanuga	170,915	2.08%
Dionisio D’Aguilar	None	None
Jesse Derris	None	None
All directors and executive officers as a group	527,129	6.41%

Item 20.  Investment Advisory and Other Services

The Company is internally managed and does not employ investment advisory services.

First National Bank of Omaha, 1620 Dodge Street, Stop 1080, Omaha, NE 68197, serves as custodian for assets of the Fund. The custodian performs custodial services, on behalf of the Fund.

Gemini Fund Services, LLC (“Gemini” or the “Administrator”), 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, serves as our administrator, fund accountant, and custody administrator. The administrator provides administration and fund accounting services to the Fund pursuant to that certain Administrative Service Agreement between the Fund and Gemini. The Fund has agreed to pay the Administrator a fee of $3,000 per month for its fund administration services and $1,333 per month for its fund accounting services.  The Fund shall also pay certain out of pocket expenses and other fees to Gemini for certain compliance, reporting, and fund accounting services.   In 2011, 2012, and 2013, the Fund paid Gemini and its affiliates $45,141, $48,490 and $51,248, respectively, in fees and costs.  In addition, for 2011, 2012, and 2013, the Fund has incurred but not yet paid accounting fees payable to Gemini in the amounts of $20,032, $21,488, and $20,366.

American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, serves as the transfer agent and registrar for our securities and warrant agent for our warrants.

Independent Registered Public Accounting Firm

CohnReznick LLP, 100 Jericho Quadrangle, Suite 223, Jericho, NY 11753, serves as the independent registered public accounting firm for the Fund.  CohnReznick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

Item 21.  Portfolio Manager

The Fund is internally managed by our Chief Executive Officer, David H. Lesser.  As a consequence, Mr. Lesser is primarily responsible for the day-to-day management of the Fund’s portfolio of investments.  Other than his responsibility to the Fund, Mr. Lesser is not primarily responsible for the management of the portfolio of any other pooled investment vehicle or account.

The Board has determined to pay Mr. Lesser a fixed annual fee of $120,000 per year for his service as Chief Executive Officer of the Company.   The compensation payable to Mr. Lesser will be reevaluated from time to time by the Board in light of the performance of the Fund and the ability of the Fund to meet immediate and long-term investment objectives.  See the subsection entitled “Director and Officer Compensation” under Item 18 above for further discussion of the compensation payable to Mr. Lesser.

See the subsection entitled “Director Securities Ownership” under Item 18 and Item 19 above for discussions of the securities in the Fund owned by Mr. Lesser.

Item 22.  Brokerage Allocation and Other Practices

Not applicable.

Item 23.  Tax Status

Certain U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax considerations that are applicable to the Company and to an investment in the Company’s common shares. This discussion does not purport to be a complete description of the income tax considerations applicable to the Company or to such an investment. For example, the discussion does not describe U.S. federal income tax consequences that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, pension plans and trusts, insurance companies, dealers in securities and financial institutions. This discussion also assumes that an investor holds the Company’s common shares as capital assets within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based upon the Code, the Treasury regulations, and administrative and judicial interpretations, all as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Company has not and will not seek any ruling from the Internal Revenue Service (the “Service”) regarding any of the tax considerations discussed herein. Except where expressly noted below, the discussion does not address any aspects of U.S. estate or gift tax, or any tax consequences under state, local or foreign law.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Company’s common shares who or that is, for U.S. federal income tax purposes, any one of the following:

• a citizen or resident of the United States;
• a corporation or other entity treated as a corporation for U.S. federal tax purposes created in or organized under the laws of the United States or any political subdivision thereof;
• an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (a) a court within the United States is able to exercise primary supervision over administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust.

A “Non-U.S. holder” is a beneficial owner of the Company’s common shares who or that is not a U.S. holder, other than a partnership or an entity or arrangement classified as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Company’s common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partnership or a partner in such a partnership should consult his, her or its own tax advisor with respect to the purchase, ownership and disposition of the Company’s common shares.

Tax matters are complicated and the tax consequences to a U.S. holder or a Non-U.S. holder of an investment in the Company’s common shares will depend on the facts of his, her or its particular situation. Investors should consult their own tax advisors regarding the specific consequences of such an investment, including the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in tax laws.

Taxation of the Company

The Company is treated as a regular corporation for federal income tax purposes. As a result, the Company is obligated to pay federal income tax on its taxable income at the graduated rates applicable to corporations (currently, the maximum corporate federal income tax rate is 35%).

The Company may also be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that the Company’s alternative minimum tax exceeds its regular federal income tax, and to U.S. state and local income taxes. The Company will not satisfy the diversification tests necessary to qualify as a regulated investment company (“RIC”) under the Code. Accordingly, the special tax rules applicable to RICs will not apply to the Company or to the Company’s stockholders with respect to their ownership of common shares in the Company.

Certain of the Company’s investments in Indian companies may be (or may in the future become) subject to special U.S. federal income tax rules, including but not limited to the rules applicable to “passive foreign investment companies,” “foreign personal holding companies” and “controlled foreign corporations,” as defined under the Code. Under these rules, the Company may be required to recognize taxable income prior to its receipt of cash from such investments, or to pay additional taxes or charges upon its receipt of distributions or realization of gains from such investments.

Income (including capital gains) from the Company’s investments in India may be subject to withholding or other taxes imposed by India that may reduce the Company's return on those investments. Income tax treaties with India may be available to reduce any Indian withholding or other taxes that may be imposed. However, there is no assurance that treaty relief will be available or that the Indian tax authorities will recognize the application of such treaties with respect to amounts paid to or for the benefit of the Company.

Moreover, Indian taxes paid by or withheld from amounts payable to the Company with respect to income or gains from investments in India may not be creditable against the Company’s U.S. federal income tax liability as reported on its U.S. federal income tax returns, which could result in double taxation of such income or gains. A description of Indian taxes that may apply to income and gains from the Company’s investments in India is beyond the scope of this discussion, and prospective investors in the Company’s common shares should consult their own tax advisors concerning such taxes.

Taxation of U.S. Stockholders

Distributions, if any, by the Company in respect of common shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. holder when received or accrued in accordance with the U.S. holder’s method of accounting for U.S. federal income tax purposes. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. holder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Company to certain non-corporate U.S. holders (including individuals) may be eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 20%), provided the U.S. holder receiving the dividend satisfies applicable holding period and other requirements. In addition, beginning in 2013, non-corporate U.S. holders (including individuals) may also be subject to a 3.8% tax on net investment income, which includes dividends and gains from sales of stock.

If the amount of a Company distribution exceeds the Company’s current and accumulated earnings and profits, a U.S. holder’s share of any such excess will be treated first as a tax-free return of capital to the extent of the U.S. holder’s tax basis in the common shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. holder has held the applicable common shares for more than one year.

Upon a sale, exchange or other disposition of the Company’s common shares, a U.S. holder will generally recognize a taxable gain or loss based on the difference between the amount realized by the U.S. holder and the U.S. holder’s tax basis in such common shares. A U.S. holder’s tax basis in common shares is generally equal to the U.S. holder’s cost of acquiring the common shares.

Any gain or loss recognized by a U.S. holder upon a sale, exchange or other disposition of common shares will generally be capital gain or loss, and will be treated as long-term capital gain or loss if those common shares have been held for more than one year at the time of the disposition. In the case of a non-corporate U.S. holder, long-term capital gain generally is, as noted above, subject to a maximum tax rate of 20%. When added to the 3.8% tax on net investment income, that brings the combined tax rate on capital gains for wealthier individual taxpayers to 23.8%. Subject to limited exceptions, capital losses cannot be used to offset ordinary income.

Taxation of Non-U.S. Stockholders

In general, dividend distributions paid by the Company to a Non-U.S. holder are subject to withholding of U.S. federal income tax at a rate of 30% unless the Non-U.S. holder satisfies the requirements (including certification requirements) necessary to qualify for a lower withholding rate under an applicable income tax treaty.

If a distribution to a Non-U.S. holder is effectively connected with a U.S. trade or business of the Non-U.S. holder (and, if required by an applicable income tax treaty, the distribution is attributable to a permanent establishment maintained by the Non-U.S. holder in the United States), the Company will not be required to withhold federal income tax if the Non-U.S. holder complies with applicable certification requirements, although the Non-U.S. holder will be subject to federal income tax on any such distributions at the rates applicable to U.S. holders. Any such effectively connected dividends paid to corporate Non-U.S. holders may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A Non-U.S. holder generally will not be taxed on gain recognized on a sale, exchange or other disposition of the Company’s common shares unless:

•

the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. holder in the United States (in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. holders unless an applicable income tax treaty provides otherwise and, under certain circumstances, the “branch profits tax” described above may also apply); or

•

the Non-U.S. holder is an individual who holds the Company’s common stock as a capital asset, is present in the United States for 183 days or more in the taxable year of the disposition and meets other requirements.

 A Non-U.S. holder could also be subject to tax on a disposition (or deemed disposition) of the Company’s common shares if the Company is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held the Company’s common stock. As of the date of this document, the Company does not believe that it is a U.S. real property holding corporation. However, the Company’s new investment strategy may involve significant U.S. real estate investments. As a result, there can be no assurance that the Company will not become a U.S. real property holding corporation in the future, and there can be no assurance as to when any such change in status might occur.

Common shares of the Company that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.

Whether an investment in the Company’s common shares is appropriate for a Non-U.S. holder will depend on that person’s particular circumstances. All non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Backup Withholding

Backup withholding at a 28% rate may apply to taxable distributions to, and the proceeds of a sale or disposition of common shares by, any holder that fails to provide its tax identification number to the payor and comply with certain certification procedures, or otherwise fails to establish an exemption from backup withholding. Any amount withheld under backup withholding rules is allowed as a credit against the holder’s U.S. federal income tax liability, provided that proper information is timely provided to the Service.

FATCA Withholding

The Foreign Account Tax Compliance provisions of the Hiring Incentives to Restore Employment Act of 2010 (the “HIRE Act”) impose a new reporting regime and 30% withholding tax with respect to income from United States sources, including dividends and gains from the sale or exchange of shares in a domestic corporation. These provisions are designed to prevent tax evasion by U.S. persons through foreign accounts, and apply broadly to foreign financial institutions and certain non-financial foreign entities receiving such U.S. source income. Non-U.S. Holders will generally be required to submit tax forms and further information to the Company to avoid withholding.

Item 24.  Financial Statements

Financial statements of the Fund are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2013, filed electronically with the SEC on March 25, 2014 in the Fund’s Report on Form N-CSR for the period ending December 31, 2013 and the Fund’s Semi-Annual Report to Shareholders for the six month period ended June 30, 2014, filed electronically with the SEC on September 8, 2014 in the Fund’s Report on Form N-CSRS for the six month period ended June 30, 2014, File No. 811-22156.

PART C—OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1.	Financial Statements:

Financial statements of the Fund are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2013, filed electronically with the SEC on March 25, 2014 in the Fund’s Report on Form N-CSR for the period ending December 31, 2013 and the Fund’s Semi-Annual Report to Shareholders for the six month period ended June 30, 2014, filed electronically with the SEC on September 8, 2014 in the Fund’s Report on Form N-CSRS for the six month period ended June 30, 2014, File No. 811-22156.

2.	Exhibits:
a.1	Amended and Restated Certificate of Incorporation dated June 19, 2006 (i)
a.2	Certificate of Amendment to Registrant’s Amended and Restated Certificate of Incorporation dated June 19, 2006 (iii)
a.3	Certificate of Amendment to Registrant’s Amended and Restated Certificate of Incorporation dated January 17, 2008 (vi)
a.4	Certificate of Amendment to Registrant’s Amended and Restated Certificate of Incorporation dated February 24, 2014*
b.	By-laws of Registrant (i)
c.	None
d.1

Article Fourth (provisions regarding capital stock), Article Fifth (provisions applicable prior to consummation of business combination), Article Seventh (provisions regarding election of directors) and Article Eighth (provisions regarding stockholders’ voting powers and meetings) of the Amended and Restated Certificate of Incorporation, as amended, filed as exhibits a.1, a.2, a.3, and a.4 hereto

d.2

Article II (Meetings of Stockholders), Article V (Resignations and Removals), Article VI (Vacancies), Article VII (Notices), Article VIII (Capital Stock) and Article XIV (Amendments) of the By-laws of Registrant filed as exhibit b hereto

d.3	Specimen Common Stock Certificate (iii)
e.	None
f.	None
g.	None
h.	Not required
i.	None

j.1	Form of Investment Management Trust Agreement between The Bank of New York and the Registrant (v)

j.2	Form of Stock Escrow Agreement among the Registrant, American Stock Transfer & Trust Company and each of the initial stockholders named therein (ii)

j.3	Form of Custody Agreement between the Registrant and The Bank of New York (viii)

k.1	Form of Letter Agreement between the Registrant holders of the Registrant’s common stock (iv)

k.2	Form of Administration Service Agreement between the Registrant and Gemini Fund Services, LLC (viii)

k.3	Form of Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC (viii)

k.4	Form of Share Subscription Agreement between the Registrant and SMC Global Securities Limited and Promoters of SMC Global Securities Limited (vii)

k.5	Form of Share Subscription Agreement between the Registrant and SAM Global Securities Limited and Promoters of SAM Global Securities Limited (vii)

k.6	Form of Shareholders Agreement between the Registrant and SMC Global Securities Limited and Promoters of SMC Global Securities Limited.(vii)

k.7	Form of Shareholders Agreement between the Registrant and SAM Global Securities Limited and Promoters of SAM Global Securities Limited (vii)

k.8	Transfer Agency Agreement between the Registrant and American Stock Transfer & Trust Company (viii)

l.	Not required

m.	None

n.	Consent of CohnReznick LLP, Independent Registered Public Accounting Firm*

o.	Not required

p.	None

q.	None

r.	Amended and Restated Code of Ethics of Registrant pursuant to Rule 17j-1 of the Investment Company Act of 1940, effective January 17, 2008 (viii)

                  __________________________

*	Filed herewith.
(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-1 (File No.: 333-133189) (filed April 10, 2006), incorporated herein by reference.
(ii)	Filed as an exhibit to Amendment No. 1 to the Registrant’s Registration Statement on Form S-1 (File No.: 333-133189) (filed May 18, 2006), incorporated herein by reference.
(iii)	Filed as an exhibit to Amendment No. 4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-133189) (filed June 28, 2006), incorporated herein by reference.
(iv)	Filed as an exhibit to Amendment No. 5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-133189) (filed July 6, 2006), incorporated herein by reference.
(v)	Filed as an exhibit to Amendment No. 6 to the Registrant’s Registration Statement on Form S-1 (File No. 333-133189) (filed July 17, 2006), incorporated herein by reference.
(vi)	Filed as an exhibit to Post-Effective Amendment No. 1 to Form S-1 on Form S-3 (File No. 333-13318) (filed January 28, 2008), incorporated herein by reference.
(vii)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-32931) (filed May 17, 2007), incorporated herein by reference.
(viii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No.: 811-22156) (filed March 20, 2008), incorporated herein by reference.

Item 26.  Marketing Arrangements

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution

Not applicable.

Item 28.  Persons Controlled by or under Common Control

Not applicable.

Item 29.  Number of Holders of Securities

At October 6, 2014:

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	31

Item 30.  Indemnification

Reference is made to Article Ninth of the Registrant’s Amended and Restated Certificate of Incorporation and Article XIII of the Registrant’s By-laws, which are incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Certificate of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the securities that have been registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

Not applicable.

Item 32.  Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of (i) Millennium Investment & Acquisition Company Inc., 301 Winding Road, Old Bethpage, NY 11804; (ii) First National Bank of Omaha, 1620 Dodge Street, Stop 1080, Omaha, NE 68197; (iii) Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788; and (iv) American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.

If more than 25% of Registrant’s net assets consist of securities of SMC and SAM on any day during the 30 days prior to the date we receive the quarterly financial statements or the material information, Registrant undertakes to file Forms 8-K furnishing the quarterly and annual financial statements translated into U.S. GAAP of SMC and SAM within five business days of their receipt from SMC and SAM and also file promptly Forms 8-K furnishing any material information publicly disclosed by SMC or SAM under the Indian securities regulatory scheme or that would be required if the underlying securities were being registered under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 21st day of October, 2014.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

By:	/s/ David H. Lesser
Name: David H. Lesser
Title: Chairman, CEO, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit	Exhibit Name
a.4	Certificate of Amendment to Registrant’s Amended and Restated Certificate of Incorporation dated February 24, 2014
n.	Consent of CohnReznick LLP, Independent Registered Public Accounting Firm